UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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DPW HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DPW HOLDINGS, INC.

201 Shipyard Way

Newport Beach, CA 92663

Telephone: (949) 444-5464

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS

We cordially invite you to attend the 2019 Annual Meeting of Stockholders of DPW Holdings, Inc. (“DPW” or the “Company”). Our 2019 Annual Meeting will be held on Tuesday, July 2, 2019 at 9:00 a.m. PT at the Hyatt Regency, Newport Beach located at 1107 Jamboree Road, Newport Beach, CA 92660. You will be able to attend the 2019 Annual Meeting and vote by visiting www.proxyvote.com if you are a beneficial owner and at www.investorvote.com/DPW if you are a registered holder. To enter the meeting, you must have your control number that is shown on the proxy card accompanying this Proxy Statement.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this Proxy Statement. We have also made available a copy of our 2018 Annual Report with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and products.

The purpose of the meeting is:

1.	To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.	To ratify the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers;

4.	To approve a frequency of “Three Years” for future advisory votes on executive compensation;

5.	To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our Class A Common Stock by a ratio of not less than one-for-5 and not more than one-for-40 at any time prior to July 1, 2020, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion;

6.	To approve (i) the grant of 250,000 shares of Common Stock, which shares shall vest fifty percent upon the effective date of the agreement, with the remainder vesting ratably over 48 months beginning on June 1, 2019, and (ii) the grant of options to purchase 750,000 shares of Common Stock at an exercise price equal to $0.22, which option will vest ratably over 48 months, and the underlying shares of Common Stock issuable thereunder, pursuant to the terms of the Nisser Employment Agreement (defined herein) dated April 12, 2019, as subsequently amended, in order to comply with listing Rule 711 of the NYSE American;

7.	To approve an amendment to the DPW Holdings, Inc. 2018 Stock Incentive Plan (the “2018 Plan”), which, if adopted by our stockholders, would, among other things:

•	Increase the number of shares of our common stock that may be issued pursuant to stock-based awards made under the 2018 Plan by 6,500,000 shares for a total of 7,000,000 shares; and

•	Enable the 2018 Plan to continue to satisfy the requirements set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the related regulations with respect to “qualified performance-based compensation”; and

8.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 23, 2019, will be entitled to attend and vote at the meeting. The proxy materials will be mailed to stockholders on or about May 31, 2019.

Important Notice Regarding the Availability of Proxy Materials for the 2019 Annual Meeting of Stockholders to be held on July 2, 2019:

This Proxy Statement and our 2018 Annual Report on Form 10-K

are available at www.edocumentview.com/DPW

BY ORDER OF THE BOARD OF DIRECTORS

Milton C. Ault III

Chief Executive Officer and Chairman of the Board

__________ __, 2019

HOW TO VOTE: Your vote is important. Whether or not you plan to attend the annual meeting, please vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the annual meeting. If you decide to attend the annual meeting and wish to change your proxy vote, you may do so automatically by voting in person at the annual meeting.

PROPOSAL NO. 7: APPROVAL OF AMENDMENT TO THE 2018 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED AS OF MAY 13, 2019	30
Overview	30
Summary of the 2018 Stock Incentive Plan, Amended and Restated as of May 13, 2019	30
Types of Awards	33
New Plan Benefits under the 2018 Stock Incentive Plan, Amended and Restated as of May 13, 2019	35
U.S. Federal Income Tax Considerations	36
Required Vote and Board Recommendation	37
INFORMATION ABOUT THE EXECUTIVE OFFICERS	38
EXECUTIVE COMPENSATION	38
Summary Compensation Table	38
Employment Agreement with Milton C. Ault, III	39
Employment Agreement with William B. Horne	40
Employment Agreement with Amos Kohn	41
Advisory Vote on Executive Compensation	42
Outstanding Equity Awards at Fiscal Year-End	42
Stock Option Plans	43
401(k) Plan	43
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	43
Equity Compensation Plan Information	44
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	45
PROPOSALS OF STOCKHOLDERS FOR THE 2020 ANNUAL MEETING	47
OTHER BUSINESS	48
APPENDIX A – ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2018
APPENDIX B – 2018 STOCK INCENTIVE PLAN, AS AMENDED AND RESTATED	B-1

DPW HOLDINGS, INC.

201 Shipyard Way

Newport Beach, CA 92663

Telephone: (949) 444-5464

PRELIMINARY PROXY STATEMENT

FOR THE 2019 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 2, 2019

INFORMATION CONCERNING THE ANNUAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of DPW Holdings, Inc. (the “Company” or “DPW”), for use at the 2019 Annual Meeting of the Company’s stockholders (the “Meeting”) to be held on July 2, 2019, at 9:00 a.m. PT at the Hyatt Regency, Newport Beach located at 1107 Jamboree Road, Newport Beach, CA 92660. You will be able to attend the Meeting and vote by visiting www.proxyvote.com if you are a beneficial owner and at www.investorvote.com/DPW if you are a registered holder. To enter the Meeting, you must have your control number that is shown on the proxy card accompanying this Proxy Statement.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Milton C. Ault, III, our Chief Executive Officer and Chairman of the Board, and William B. Horne, our Chief Financial Officer, or either one of them who acts, will vote:

•	FOR the election of the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

•	FOR ratification of the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

•	FOR approval, on a non-binding advisory basis, of the compensation of our named executive officers;

•	FOR approval of a frequency of “Three Years” for future advisory votes on executive compensation;

•	FOR approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our Class A Common Stock by a ratio of not less than one-for-5 and not more than one-for-40 at any time prior to July 1, 2020, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion;

•	FOR approval of (i) the grant of 250,000 shares of Common Stock, which shares shall vest fifty percent upon the effective date of the agreement, with the remainder vesting ratably over 48 months beginning on June 1, 2019, and (ii) the grant of options to purchase 750,000 shares of Common Stock at an exercise price equal to $0.22, which option will vest ratably over 48 months, and the underlying shares of Common Stock issuable thereunder, pursuant to the terms of the Nisser Employment Agreement (defined herein) dated April 12, 2019, as subsequently amended, in order to comply with listing Rule 711 of the NYSE American;

•	FOR approval of an amendment (“Stock Plan Amendment”) to the DPW Holdings, Inc. 2018 Stock Incentive Plan (the “2018 Plan”), which, if adopted by our stockholders, would, among other things:

•	Increase the number of shares of our common stock that may be issued pursuant to stock-based awards made under the 2018 Plan by 6,500,000 shares to a total of 7,000,000 shares; and

•	Enable the 2018 Plan to continue to satisfy the requirements set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the related regulations with respect to “qualified performance-based compensation”; and

•	In their discretion, on any other matter as may properly come before the meeting or any adjournment thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board. The Board is not aware of any reason that might cause any nominee to be unavailable.

By submitting your proxy (via the Internet, telephone or mail), you authorize Mr. Milton C. “Todd” Ault, III, the Company’s Chairman and Chief Executive Officer, and Mr. William B. Horne, the Company’s Chief Financial Officer, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO LOG INTO THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum

As of the Record Date of May 23, 2019, there were [_____] shares of Common Stock issued and outstanding, 7,040 shares of Series A Convertible Preferred Stock issued and outstanding and 125,000 shares of Series B Convertible Preferred Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them. The 125,000 shares of Series B Convertible Preferred Stock carry the voting power of [_____] % of all votes entitled to be voted at the Meeting.

A majority of the [_____] outstanding shares of capital stock will constitute a quorum at the Meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, all but one of the proposals at this are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. Only the proposal to ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm, is a routine matter that brokers are entitled to vote upon without receiving instructions.

Determination of whether a matter specified in the Notice of Annual Meeting of Stockholders has been approved will be determined as follows:

•	Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote; and

•	For each other matter specified in the Notice of Annual Meeting of Stockholders, the affirmative vote of a majority of the shares of capital stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the 2019 Annual Meeting?

At the 2019 Annual Meeting, the stockholders will be asked:

1.	To elect the six (6) director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.	To ratify the appointment of Marcum LLP, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019;

3.	To approve, on a non-binding advisory basis, the compensation of our named executive officers;

4.	To approve a frequency of “Three Years” for future advisory votes on executive compensation;

5.	To approve an amendment to our Certificate of Incorporation to effect a reverse stock split of our Class A Common Stock by a ratio of not less than one-for-5 and not more than one-for-40 at any time prior to July 1, 2020, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion;

6.	To approve (i) the grant of 250,000 shares of Common Stock, which shares shall vest fifty percent upon the effective date of the agreement, with the remainder vesting ratably over 48 months beginning on June 1, 2019, and (ii) the grant of options to purchase 750,000 shares of Common Stock at an exercise price equal to $0.22, which option will vest ratably over 48 months, and the underlying shares of Common Stock issuable thereunder, pursuant to the terms of the Nisser Employment Agreement (defined herein) dated April 12, 2019, as subsequently amended, in order to comply with listing Rule 711 of the NYSE American;

7.	To approve an amendment (the “Stock Plan Amendment”) to the DPW Holdings, Inc. 2018 Stock Incentive Plan (the “2018 Plan”), which if adopted by our stockholders, would, among other things:

•	Increase the number of shares of our common stock that may be issued pursuant to stock-based awards made under the 2018 Plan by 6,500,000 shares to a total of 7,000,000 shares; and

•	Enable the 2018 Plan to continue to satisfy the requirements set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the related regulations with respect to “qualified performance-based compensation”; and

8.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

Who is entitled to vote?

The Record Date for the meeting is May 23, 2019. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is our Common stock and Series B Convertible Preferred Stock. On the Record Date, there were [_____] shares of Common Stock outstanding; and 125,000 shares of Series B Convertible Preferred Stock issued and outstanding and entitled to vote. The issued and outstanding shares of Series B Convertible Preferred Stock carry the voting power of 89,286 shares of Common Stock.

Why am I receiving these materials?

We have sent you these proxy materials because the Board of DPW Holdings, Inc. (sometimes referred to as the “Company,” “DPW,” “we” or “us”) is soliciting your proxy to vote at the Meeting of Stockholders. According to our records, you were a stockholder of the Company as of the end of business on May 23, 2019, the Record Date for the Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about May 31, 2019, to all stockholders of record on the Record Date.

What is included in these materials?

These materials include:

•	this Proxy Statement for the Meeting;

•	our Annual Report on Form 10-K for the year ended December 31, 2018; and

•	The 2018 Stock Incentive Plan, as amended and restated as of May 13, 2019.

What is the proxy card?

The proxy card enables you to appoint Milton C. “Todd” Ault, III, the Company’s Chairman and Chief Executive Officer, and William B. Horne, the Company’s Chief Financial Officer, as your representative at the Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this Proxy Statement and accompanying proxy card, our Annual Report on Form 10-K for the year ended December 31, 2018, and the other documents appended hereto are available at www.edocumentview.com/DPW.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the meeting, then you may deliver your completed proxy card(s) or vote in person. If your shares are held by your broker or bank, in “street name”, then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not instruct your broker or bank how to vote, then your broker or bank will vote your shares if it has discretionary power to vote on a particular matter.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the ratification of the appointment of the independent registered public accounting firm (Proposal No. 2), but not on any other proposal.

As the beneficial owner of shares, you are invited to log in to the Meeting. If you are a beneficial owner, however, you may not vote your shares at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

You will be able to attend the Meeting, vote, and submit your questions during the meeting via live webcast by visiting www.proxyvote.com if you are a beneficial owner and hold your shares in “street” name and at www.investorvote.com/DPW if you are a registered holder.

How many shares must be present to hold the meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, by logging in to www.virtualstockholdermeeting.com/DPW2019 or by proxy, of the holders of a majority of the shares of capital stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

If a quorum is not present or represented at the meeting, the holders of a majority of the shares of capital stock entitled to vote at the meeting who are present in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 pm PT on July 1, 2019. Proxies submitted by mail should be received before 9:00 a.m. PT on July 2, 2019.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s CEO at DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, prior to your shares being voted, or (3) attending the meeting and voting. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting.

Who can participate in the meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board recommends that you vote your shares as follows:

•	“FOR” the election of each of the six (6) nominees for director;

•	“FOR” the ratification of the appointment of Marcum LLP, as independent registered public accountants of the Company for its fiscal year ending December 31, 2019;

•	“FOR” the approval, on a non-binding advisory basis, of the compensation of our named executive officers;

•	“FOR” approval of a frequency of “Three Years” for future advisory votes on executive compensation;

•	“FOR” approval of an amendment to our Certificate of Incorporation to effect a reverse stock split of our Class A Common Stock by a ratio of not less than one-for-5 and not more than one-for-40 at any time prior to July 1, 2020, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion;

•	“FOR” approval of (i) the grant of 250,000 shares of Common Stock, which shares shall vest ratably over 48 months beginning on June 1, 2019, and (ii) the grant of options to purchase 200,000 shares of Common Stock at an exercise price equal to $0.22, which option will vest ratably over 48 months, and the underlying shares of Common Stock issuable thereunder, pursuant to the terms of the Nisser Employment Agreement (defined herein) dated April 12, 2019, in order to comply with listing Rule 711 of the NYSE American; and

•	“FOR” approval of an amendment (the “Stock Plan Amendment”) to the DPW Holdings, Inc. 2018 Stock Incentive Plan (the “2018 Plan”), which if adopted by our stockholders, would, among other things:

•	Increase the number of shares of our common stock that may be issued pursuant to stock-based awards made under the 2018 Plan by 6,500,000 shares to a total of 7,000,000 shares; and

•	Enable the 2018 Plan to continue to satisfy the requirements set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the related regulations with respect to “qualified performance-based compensation.”

•	In their discretion, on any other matter as may properly come before the meeting or any adjournment thereof.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this Proxy Statement.

What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will any other business be conducted at the meeting?

The Company’s bylaws require stockholders to give advance notice of any proposal intended to be presented at the meeting. The deadline for this notice has passed and we have not received any such notices. If any other matter properly comes before the stockholders for a vote at the meeting, however, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are needed to approve each proposal?

For the election of directors, each of the six (6) nominees receiving “For” votes at the meeting in person or by proxy will be elected. Approval of all other matters requires the favorable vote of a majority of the votes cast on the applicable proposal at the Meeting, other than the amendment to the Company’s Certificate of Incorporation, which requires the favorable vote of a majority of the issued and outstanding shares of capital stock.

How will abstentions be treated?

Abstentions will be treated as shares present for quorum purposes and entitled to vote, but will have no impact on votes cast as none of the Proposals requires the favorable vote of a majority of the issued and outstanding shares of capital stock, except for the amendment to the Certificate of Incorporation, in which case an abstention will have the same effect as votes against the proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

In connection with the treatment of abstentions and broker non-votes, the proposals at this meeting to (i) elect directors, (ii) approve, on an advisory basis, the compensation of our named executive officers, (iii) approval a frequency of “Three Years” for future advisory votes on executive compensation; (iv) approve the Nisser Employment Agreement, and (v) the amendment to the 2018 Stock Incentive Plan, are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. The proposals to (a) ratify the appointment of Marcum, LLP, as the Company’s independent registered public accounting firm and (b) approve the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split are routine matters that brokers are entitled to vote upon without receiving instructions.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. The Board has engaged Kingsdale Advisors to assist in the solicitation of proxies for a fee of $8,100, plus an additional per holder fee for any solicitation of individual holders and reimbursement of out-of-pocket expenses. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The Securities and Exchange Commission’s (“SEC’s”) rules permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663, by sending a letter to Milton C. “Todd” Ault, III, our Chief Executive Officer, with any questions about the proposal described in this proxy statement or how to execute your vote. In addition, you can also contact:

Kingsdale Advisors

Telephone (toll-free in North America): (866) 851-2638

Telephone (outside of North America): (416) 867-2272

E-mail: contactus@kingsdaleadvisors.com

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Information about the Nominees

At the Meeting, the stockholders will elect six (6) directors to serve until the next annual meeting of stockholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the six (6) nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of each of the eight nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

Name*	Age	Current Position
Milton C. Ault, III (1)	49	Chief Executive Officer and Chairman of the Board
William B. Horne (2)	50	Chief Financial Officer and Director
Amos Kohn	58	President and Director
Robert O. Smith (3) (5)	75	Director
Moti Rosenberg (5)	72	Director
Jeffrey A. Bentz (4) (5)	59	Director

*       Pursuant to a Securities Purchase Agreement dated September 5, 2016, by and among the Company, Philou Ventures, LLC, a Wyoming limited liability company (“Philou Ventures”), and Telkoor Telecom Ltd., an Israeli company, Philou Ventures has the right to designate one director to the Board.

(1)	Effective March 16, 2017, Mr. Ault was appointed to the Board.
(2)	On October 13, 2016, William B. Horne was appointed to the Board. Pursuant to a securities purchase agreement dated September 5, 2016 by and among the Company, Philou Ventures, and Telkoor, Philou Ventures has the right to appoint four members to the Board.
(3)	On September 22, 2016, Mr. Robert O. Smith was appointed to the Board.
(4)	On January 24, 2018, Mr. Jeffrey A. Bentz was appointed to the Board.
(5)	Independent Director and Member of the Audit, Compensation and Nominating and Governance Committees.

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee’s business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on our Board, has been furnished to the Company by the respective director nominees:

Milton C. Ault, III

On March 16, 2017, Mr. Ault was appointed Executive Chairman of the Board and on December 28, 2017, Mr. Ault was appointed Chief Executive Officer. Mr. Ault entered into an employment agreement with us on June 17, 2018. Mr. Ault is a seasoned business professional and entrepreneur who has spent more than twenty-seven years identifying value in various financial markets including equities, fixed income, commodities, and real estate. On February 25, 2016, Mr. Ault founded Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease and has served as its Chairman ever since. Mr. Ault has served as Chairman of Ault & Company, Inc., a Delaware holding company, since December 2015, and as Chairman of Avalanche International Corp., a publicly traded Nevada company and a “voluntary filer,” which as such is not required to file periodic reports, since September 2014. Since January 2011, Mr. Ault has been the Vice President of Business Development for MCKEA Holdings, LLC, a family office. Throughout his career, Mr. Ault has consulted for a few publicly traded and privately held companies, providing each of them the benefit of his diversified experience, that range from development stage to seasoned businesses. We believe that Mr. Ault’s business background demonstrates he has the qualifications to serve as one of our directors and as Chairman.

Amos Kohn

Mr. Kohn has served as a member of our board of directors since 2003 and as our President since 2008. Mr. Kohn also served as our Chief Executive Officer from 2008 to December 2017. From March 2011 until August 2013 and again from July 2017 until January 2018, Mr. Kohn also served as our interim Chief Financial Officer. Mr. Kohn has more than 20 years of successful global executive management experience, including multiple C-level roles across private and established publicly-traded companies. Mr. Kohn has successfully managed cross-functional teams, driven corporations to high profitability, built customer loyalty and led businesses through expansion and sustained growth. His areas of expertise include operations, technology innovation, manufacturing, strategic analysis and planning and M&A. Mr. Kohn holds a degree in electrical and electronics engineering and is named as an inventor on several United States and international patents. We believe that Mr. Kohn’s extensive executive-level management experience in diversified industries, including, but not limited to, power electronics, telecommunications, cable television, broadcast and wireless, as well as his service as a director on our board since 2003, provide him the qualifications and skills to serve as one of our directors.

William B. Horne

Mr. Horne has served as a member of our board of directors since October 2016. Prior to his appointment as our Chief Financial Officer on January 25, 2018, Mr. Horne served as one of our independent directors. He served as the Chief Financial Officer of Targeted Medical Pharma, Inc., a publicly traded biotechnology pharmaceutical company (OTCBB: TRGM), from August 2013 to May 2019. Mr. Horne is a director of and Chief Financial Officer to Avalanche International, Corp., a publicly traded Nevada corporation and a “voluntary filer,” which as such is not required to file periodic reports, since June 25, 2016, and Alzamend Neuro, Inc., a biotechnology firm dedicated to finding the treatment, prevention and cure for Alzheimer’s Disease, since June 1, 2016. Throughout his career, Mr. Horne has served as Chief Financial Officer for a few publicly traded and privately held companies, and has also held supervisory positions at Price Waterhouse, LLP. He has a Bachelor of Arts Magna Cum Laude in Accounting from Seattle University. We believe that Mr. Horne's extensive financial and accounting experience in diversified industries and with companies involving complex transactions give him the qualifications and skills to serve as one of our directors.

Robert O. Smith

Mr. Smith serves as one of our independent directors. Previously, he served as a member of our Board of Directors from November 2010 until May 2015, and served as a member of our Advisory Board from 2002 until 2015. He is currently a C-level executive consultant working with Bay Area high-tech firms on various strategic initiatives in all aspects of their business. From 2004 to 2007, he served on the Board of Directors of Castelle Corporation. From 1990 to 2002, he was our President, Chief Executive Officer and Chairman of the Board. From 1980 to 1990, he held several management positions with Computer Products, Inc., the most recent being President of their Compower/Boschert Division. From 1970 to 1980, he held managerial accounting positions with Ametek/Lamb Electric and with the JM Smucker Company. Mr. Smith received his BBA degree in Accounting from Ohio University. We believe that Mr. Smith’s executive-level experience, including his previous service as our President, Chief Executive Officer and Chairman of the Board, his extensive experience in the accounting industry, and his service on our Board from November 2010 until May 2015, give him the qualifications and skills to serve as one of our directors.

Mordechai Rosenberg

Mr. Rosenberg serves as one of our independent directors. He has served as an independent consultant to various companies in the design and implementation of homeland security systems in Europe and Africa since 2010. From 2004 to 2009, he served as a special consultant to Bullet Plate Ltd., a manufacturer of armor protection systems, and NovIdea Ltd., a manufacturer of perimeter and border security systems. From 2000 to 2003, Mr. Rosenberg was the general manager of ZIV U.P.V.C Products Ltd.'s doors and window factory. Mr. Rosenberg is an active reserve officer and a retired colonel from the Israeli Defense Force (IDF), where he served for 26 years and was involved in the development of weapon systems. In the IDF, Mr. Rosenberg served in various capacities, including platoon, company, battalion and brigade commander, head of the training center for all IDF infantry, and head of the Air Force's Special Forces. Mr. Rosenberg received a B.A in History from the University of Tel Aviv and a Master of Arts in Political Science from the University of Haifa in Israel. We believe that Mr. Rosenberg’s business background give him the qualifications to serve as one of our directors.

Jeffrey A. Bentz

Mr. Bentz is an experienced businessman who has served since 1994 as President of North Star Terminal & Stevedore Company, a full-service stevedoring company located in Alaska and whose major areas of business include terminal operations and management, stevedore services, and heavy equipment operations. He also has served as a director and advisor to several private companies and agencies. Mr. Bentz obtained a B.A. in Business and Finance from Western Washington University in 1981. We believe that Mr. Bentz’s executive-level experience, including his operational and financial oversight of companies with multiple profit centers and his extensive experience in the real estate and commercial services industries give him the qualifications and skills to serve as one of our directors.

Directors serve until the next annual meeting of stockholders or until their successors are elected and qualified. Officers serve at the discretion of the Board.

Status of Certain Issuers with which Messrs. Ault and Horne Are Involved.

Avalanche International Corp.

As of the Record Date, Avalanche had not filed its (i) Annual Reports on Form 10-K for its fiscal years ended November 30, 2016 or November 30, 2017, or (ii) its Quarterly Reports for its fiscal quarters ended February 28, 2017, May 31, 2017, August 31, 2017, February 28, 2018, May 31, 2018, or August 31, 2018. While Avalanche is a “voluntary filer,” it has not filed a Form 15, nor does it intend to.

As of the Record Date, Avalanche had 6 employees and 2 principal consultants, total assets of approximately $20.0 million, total liabilities of approximately $23.0 million, total stockholders’ deficit of approximately $3.0 million, total annual revenues of approximately $250,000 and total annual expenses of approximately $2.4 million for a net loss of $2.2 million. None of the foregoing figures has been audited.

 Involvement in Certain Legal Proceedings

Except as disclosed below, to our knowledge, none of our current directors or executive officers has, during the past ten years:

●	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

●	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he or she was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

●	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his or her involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

●	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

●	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

●	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

1.       Mr. Ault held series 7, 24, and 63 licenses and managed four domestic hedge funds and one bond fund from 1998 through 2008. On April 26, 2012, as a result from an investigation by FINRA involving activities during 2008, Mr. Ault agreed to a settlement with FINRA in which he did not admit to any liability or violation of any laws or regulatory rules and that included restitution and a suspension from association with a FINRA member firm for a period of two years. As part of that settlement, Mr. Ault agreed that he would make restitution to certain investors. Mr. Ault did not within the prescribed time period make a restitution payment to certain of the investors as he was unable to locate all of them, nor did he forward the undistributed restitution in the state where the investor was known to have resided, as directed by FINRA.

2.       Mr. Ault was CEO, President and Chairman of Zealous Holdings, Inc., which filed for bankruptcy protection under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) on February 20, 2009, in the U.S. Bankruptcy Court, Central District of California. This Chapter 11 filing was subsequently converted to a Chapter 7 filing by order of the Bankruptcy Court. Zealous Holdings, Inc. was not an entity that was entitled to a discharge under the bankruptcy code. As such Zealous Holdings, Inc. did not receive a discharge. Ultimately, Zealous Holdings, Inc. ceased doing business and was permanently closed.

3.       Mr. Ault filed for bankruptcy protection under the Bankruptcy Code on December 8, 2009, in the U.S. Bankruptcy Court, Central District of California. This Chapter 13 filing was subsequently converted to a Chapter 7 filing by order of the Bankruptcy Court and months later, the petition being withdrawn and dismissed without prejudice.

Except as set forth in our discussion below in “Certain Relationships and Related Transactions,” none of our directors or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Family Relationships.

None.

Board Independence

Our Board has undertaken a review of the independence of each director and director nominee and has determined that Messrs. Smith, Bentz and Rosenberg are independent, and that each director who serves on or is nominated for each of its committees is independent, as such term is defined by standards of the SEC and the NYSE American. None of Messrs. Horne, Kohn or Ault meets the independence standards.

Stockholder Communications with the Board

The Company’s stockholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of DPW Holdings, Inc., Attention: Secretary, 201 Shipyard Way, Newport Beach, CA 92663. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Company’s website.

Meetings and Committees of the Board

During the fiscal year ended December 31, 2018, the Board held 18 meetings and acted by unanimous written consent 29 times, the Audit Committee held 3 meetings, the Nominating and Governance Committee held no meetings and the Compensation Committee held 4 meetings. The Board and Board committees also approved certain actions by unanimous written consent. We encourage, but do not require, our Board members to attend the annual meeting of stockholders. Two directors attended our 2018 Annual Meeting of Stockholders.

Board Committees

The Board has standing Audit and Compensation and Nominating and Governance Committees. Information concerning the membership and function of each committee is as follows:

Name	Audit Committee	Compensation Committee	Nominating and Governance Committee
Amos Kohn
Milton “Todd” Ault, III
William Horne
Robert O. Smith	** ***	*	*
Jeffrey A. Bentz	*	*	*
Moti Rosenberg	*	*	**

* Member of Committee

** Chairman of Committee

*** “Audit committee financial expert” as defined in SEC regulations.

Audit Committee

Messrs. Smith, Rosenberg and Bentz currently comprise the Audit Committee of our Board. Our Board has determined that each of the current members of the Audit Committee satisfies the requirements for independence and financial literacy under the standards of the SEC and the NYSE American. Our Board has also determined that Mr. Smith qualifies as an “audit committee financial expert” as defined in SEC regulations and satisfies the financial sophistication requirements set forth in the NYSE American Rules. Mr. Smith serves as Chairman of the Audit Committee.

The Audit Committee is responsible for, among other things, selecting and hiring our independent auditors, approving the audit and pre-approving any non-audit services to be performed by our independent auditors; reviewing the scope of the annual audit undertaken by our independent auditors and the progress and results of their work; reviewing our financial statements, internal accounting and auditing procedures, and corporate programs to ensure compliance with applicable laws; and reviewing the services performed by our independent auditors to determine if the services rendered are compatible with maintaining the independent auditors’ impartial opinion. The Audit Committee reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2018.

Compensation Committee

Messrs. Smith, Rosenberg and Bentz currently comprise the Compensation Committee of our Board. Our Board has determined that each of the current members of the Compensation Committee meets the requirements for independence under the standards of the NYSE American. Mr. Smith serves as Chairman of the Compensation Committee.

The Compensation Committee is responsible for, among other things, reviewing and approving executive compensation policies and practices; reviewing and approving salaries, bonuses and other benefits paid to our officers, including our Chief Executive Officer and Chief Financial Officer; and administering our stock option plans and other benefit plans.

Nominating and Governance Committee

Messrs. Smith, Rosenberg and Bentz currently comprise the Nominating and Governance Committee of our Board. Our Board has determined that each of the current members of the Nominating and Governance Committee meets the requirements for independence under the standards of the NYSE American. Mr. Rosenberg serves as Chairman of the Nominating and Governance Committee.

The Nominating and Governance Committee is responsible for, among other things, assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of stockholders to the Board; developing and recommending governance principles applicable to our Board; overseeing the evaluation of our Board and management; and recommending potential members for each Board committee to our Board.

The Nominating and Governance Committee considers diversity when identifying Board candidates. In particular, it considers such criteria as a candidate’s broad-based business and professional skills, experiences and global business and social perspective.

In addition, the Committee seeks directors who exhibit personal integrity and a concern for the long-term interests of stockholders, as well as those who have time available to devote to Board activities and to enhancing their knowledge of the power-supply industry. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities.

Board Leadership Structure and Role in Risk Oversight

Our Board as a whole is responsible for our risk oversight. Our executive officers address and discuss with our Board our risks and the manner in which we manage or mitigate such risks. While our Board has the ultimate responsibility for our risk oversight, our Board works in conjunction with its committees on certain aspects of its risk oversight responsibilities. In particular, our Audit Committee focuses on financial reporting risks and related controls and procedures; our Compensation Committee evaluates the risks associated with our compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with our strategies and objectives; and our Nomination and Governance Committee oversees risks associated with our Code of Ethical Conduct.

We currently separate the positions of President/Chief Executive Officer and Chairman of the Board. The Board believes that such structure is in the best interest of the Company at this time, as it allows for a more effective monitoring and objective evaluation of the performance of management.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than ten percent of a registered class of our equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Executive officers, directors and ten percent shareholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms they file. Based solely upon our review of Forms 3, 4 and 5 received by us, or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2018, all such filing requirements applicable to our officers, directors and ten percent shareholders were fulfilled with the following exceptions:

During the fiscal year 2018, Mr. Bentz filed one late Form 4 reporting two transactions. Mr. Ault filed one late Form 4 reporting an issuance by the Company to Ault & Company, Inc., a Delaware corporation, of a warrant to purchase 75,000 shares of common stock at $0.60 per share pursuant to a securities purchase agreement dated October 4, 2017. Mr. Horne filed one late Form 4 reporting the issuance of the Company’s stock options and 1,000,000 shares of restricted common stock pursuant to an executive employment agreement.

Code of Ethics

The Board has established a corporate Code of Conduct which qualifies as a “code of ethics” as defined by Item 406 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has adopted the Code of Ethical Conduct that applies to our principal executive officer, principal financial officer, principal accounting officer, controller or person performing similar functions (collectively, the “Financial Managers”). The Code of Ethical Conduct is designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws and regulations. The full text of our Code of Ethical Conduct is published on our website at www.digipwr.com. We will disclose any substantive amendments to the Code of Ethical Conduct or any waivers, explicit or implicit, from a provision of the Code on our website or in a current report on Form 8-K. Upon request to our CEO, Milton C. Ault, III, we will provide without charge, a copy of our Code of Ethical Conduct.

Among other matters, the Code of Conduct is designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosure in our SEC reports and other public communications;

•	compliance with applicable governmental laws, rules and regulations;

•	prompt internal reporting of violations of the Code of Conduct to appropriate persons identified in the code; and

•	accountability for adherence to the Code of Conduct.

Waivers to the Code of Conduct may be granted only by the Board upon recommendation of the Audit Committee. In the event that the Board grants any waivers of the elements listed above to any of our officers, we expect to promptly disclose the waiver as required by law or the private regulatory body.

Director Compensation

Beginning July 1, 2018, the Company pays each independent director an annual base amount of $35,000 annually, other than Mr. Smith, who will receive a base amount of $45,000 annually due to anticipated additional services to be provided by Mr. Smith as a lead independent director. Additionally, our Board makes recommendations for adjustments to an independent director’s compensation when the level of services provided are significantly above what was anticipated.

The table below sets forth, for each non-employee director, the total amount of compensation related to his or her service during the year ended December 31, 2018:

	Fees earned or	Stock	Option	All other
Name	paid in cash ($)	awards ($)	awards ($)	compensation ($)	Total ($)
Robert O. Smith	37,500	—	117,861 (1)	—	155,361
Kristine Ault (2)	5,000	—	—	—	5,000
Jeffrey A. Bentz (3)	28,264	—	590,708 (4)	—	618,972
Mordechai Rosenberg	27,500	—	147,010 (5)	—	174,510

(1)	On June 17, 2018, Mr. Smith was granted options to purchase 11,625 shares of Common Stock at $16.00 per share. The options shall vest ratably over forty-eight (48) months beginning with the first month after the effective date.

(2)	Ms. Ault resigned from the Board on January 24, 2018.

(3)	Mr. Bentz was appointed as Director on January 24, 2018

(4)	On January 24, 2018, Mr. Bentz was granted options to purchase 13,750 shares of Common Stock at $46.40 per share and on June 17, 2018, Mr. Bentz was granted options to purchase 5,000 shares of Common Stock at $16.00 per share. The options shall vest ratably over forty-eight (48) months beginning with the first month after the effective date.

(5)	On June 17, 2018, Mr. Rosenberg was granted options to purchase 14,500 shares of Common Stock at $16.00 per share. The options shall vest ratably over forty-eight (48) months beginning with the first month after the effective date.

Required Vote and Board Recommendation

The election of the directors of the Company requires the affirmative vote of a plurality of the shares of the Company’s Common Stock present in person or represented by Proxy at the Meeting, which will be the nominees receiving the largest number of votes, which may or may not constitute a majority.

The Board unanimously recommends that the stockholders vote “for” each of the director nominees.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of Marcum LLP, as the independent registered public accounting firm of the Company for the year ending December 31, 2019, subject to ratification of the appointment by the Company’s stockholders. A representative of Marcum LLP, is expected to attend the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company’s Audited Financial Statements for the Fiscal Year Ended December 31, 2018

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors’ independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company’s independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018 for filing with the SEC.

Fees Paid to Auditors

Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountants Marcum, LLP, with respect to the years ended December 31, 2017 and December 31, 2018, for our audit of annual financial statements and review of financial statements included in our quarterly reports or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

2018	$610,564
2017	$313,986

Audit-Related Fees

We did not incur fees to our independent registered public accounting firm for audit related fees during the fiscal years ended December 31, 2018 and 2017.

Tax and Other Fees

We did not incur fees to our independent registered public accounting firm for tax services during the fiscal years ended December 31, 2018 and 2017.

Pre-Approval Policies and Procedures

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of DPW Holdings, Inc. has furnished the following report on its activities during the fiscal year ended December 31, 2018. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that DPW Holdings, Inc. specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended December 31, 2018, the members of the Audit Committee were Messrs. Smith, Rosenberg and Bentz, each of whom was an independent director as defined by the applicable NYSE American and SEC rules.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors Marcum, LLP, for the fiscal year ended December 31, 2018. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Company’s audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of our independent auditor’s audits, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16—Communications with Audit Committees. The Company’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditor the independent auditor’s independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, for filing with the SEC.

Mr. Robert O. Smith, Mr. Moti Rosenberg, Mr. Jeffrey Bentz

Required Vote and Board Recommendation

The ratification of the appointment of the Company’s independent auditors requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends that the stockholders vote “for” the ratification of Marcum LLP, as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION ("SAY-ON-PAY")

Reasons for this Proposal

We are seeking an advisory vote from our shareholders to approve the compensation paid to our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC. We provide this vote under the federal securities laws (Section 14A of the Securities Exchange Act of 1934) and in recognition of our stockholders’ vote in 2013 recommending that we hold an advisory vote on executive compensation every three years. After our stockholders voted in 2016, the Board affirmed that recommendation and elected to hold future “say-on-pay” advisory votes every three years, until the next stockholder vote on “say-on-pay” frequency.

What does it mean to have a “say-on-pay” advisory vote?

You have the opportunity to vote “for” or “against” or to “abstain” from voting on the following non-binding resolution relating to executive compensation:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Corporation's proxy statement for the 2019 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the compensation tables and narrative discussion of this proxy statement.”

In deciding how to vote on this proposal, you are encouraged to review the compensation tables and narrative discussion in this proxy statement regarding the Company's named executive officers, Messrs. Ault, Horne and Kohn. Our executive compensation program utilizes elements including base salary, management bonus, grants of ordinary shares, and health and other benefits to achieve the following goals:

●	attracting, retaining, motivating, and rewarding highly talented, entrepreneurial, and creative executives;

●	aligning and strengthening the mutuality of interests between our executives and our shareholders; and

●	providing total compensation to executives that is internally equitable, competitive with peer companies, and driven by individual, departmental, and corporate performance.

While your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or the Company, the Compensation Committee values the opinions of the Company’s shareholders on executive compensation matters and will take the results of this advisory vote into consideration when making future decisions regarding the Company’s executive compensation program.

Where can I find more information on executive compensation?

We describe our executive compensation in “Information About the Executive Officers,” the compensation tables and the related disclosure contained in this proxy statement.

What are some of the performance and compensation highlights for 2018?

Performance and compensation highlights for 2018 can be found in “Information About the Executive Officers”, the compensation tables and the related disclosure contained in this proxy statement.

Vote Required and Recommendation of the Board

The affirmative vote of a majority of the shares voting is required to approve, on an advisory basis, the compensation of the Company’s named executive officers. This proposal is not binding.

The Board recommends that shareholders vote FOR approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers.

PROPOSAL NO. 4

APPROVAL OF FREQUENCY OF “SAY-ON-PAY” VOTE

Background and Reasons for this Proposal

As described in Proposal No. 4, we are asking our stockholders to approve an advisory vote on executive compensation, otherwise known as “say-on-pay.” This Proposal No. 4 solicits input from our stockholders on how frequently we should hold such a vote in the future. We are seeking an advisory vote from our shareholders as to whether the shareholder advisory vote on executive compensation should occur every one (1) year, every two (2) years, or every (3) years. Accordingly, you have the opportunity to choose the option of every “one (1) year,” every “two (2) years,” every “three (3) years,” or to “abstain” from voting on the frequency for which the Company should hold a stockholder advisory vote to approve the compensation paid to the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables, narrative discussion and any related material disclosed in this proxy statement.

As with “say-on-pay,” we provide this vote pursuant to Section 14A of the Securities Exchange Act of 1934. This item is also an advisory vote, which means that it will not bind the Company or our Board. We will disclose how many stockholders voted for each of the three options (annual, biennial, or triennial votes) as well as how many abstained from voting. We last held a vote regarding the frequency of future “say-on-pay” votes in 2013. Since then, consistent with the recommendation of our stockholders, we have held “say-on-pay” advisory votes every three years.

In considering the interests of our shareholders and the Company, the Board has determined that the recommended frequency for which the Company should hold a stockholder advisory vote to approve the compensation paid to the Company’s named executive officers should be every three (3) years. We believe that every three (3) years is the appropriate frequency to hold a Say-on-Pay vote for several reasons. As our compensation programs reward both short-term and long-term performance, shareholder input on executive compensation would be most useful if the effectiveness of our compensation program is evaluated and judged over a multi-year period. Further, a three year interval provides the Board and the Compensation Committee with sufficient time to evaluate the effectiveness of its compensation policies and implement changes in response to its evaluation and the results of the advisory vote. Thus, the Board recommends that stockholders approve a frequency of every three (3) years.

As your vote on this proposal is advisory and will not be binding on the Compensation Committee, the Board or the Company, the Board may decide that it is in the best interests of the Company and our stockholders to hold a stockholder advisory vote on executive compensation more or less frequently than the option recommended by our stockholders. However, we value the opinions of our stockholders on executive compensation matters and we will take the results of this advisory vote into consideration when making future decisions regarding the frequency with which the Company holds a stockholder advisory vote on the compensation paid to the Company’s named executive officers.

This non-binding “frequency” vote is required to be submitted to our stockholders at least once every six (6) years. We expect to conduct our next shareholder vote on “say-on-pay” frequency at our 2025 annual meeting of shareholders.

Vote and Recommendation of the Board

The Board will consider the alternative receiving the greatest number of votes to be the recommendation of the shareholders.

The Board recommends that shareholders vote for “EVERY THREE (3) YEARS” for the advisory vote on whether the shareholder advisory vote on executive compensation should occur every one (1) year, every two (2) years, or every (3) years.

PROPOSAL NO. 5

AMENDMENT TO THE COMPANY’S CERTIFICATE OF

INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

Our Board has adopted resolutions (1) declaring that submitting an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split, as described below, was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our Common Stock for their approval.

The form of the proposed amendment to the Company’s Certificate of Incorporation to effect a reverse stock split will be substantially as set forth on Annex A (subject to any changes required by applicable law).  If approved by our stockholders, the Reverse Stock Split proposal would permit (but not require) our Board to effect a reverse stock split of our Common Stock at any time prior to July 1, 2020 by a ratio of not less than one-for-five and not more than one-for-forty, with the exact ratio to be set at a whole number within this range as determined by our Board in its sole discretion.  We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders.  In determining a ratio, if any, following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•	The continued listing requirements of the NYSE American;

•	the historical trading price and trading volume of our Common Stock;

•	the number of shares of our Common Stock outstanding;

•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Our Board reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its stockholders.

Depending on the ratio for the Reverse Stock Split determined by our Board, no less than four and no more than twenty shares of existing Common Stock, as determined by our Board, will be combined into one share of Common Stock.  The amendment to our Company’s Certificate of Incorporation to effect a reverse stock split, if any, will include only the reverse split ratio determined by our Board to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

To avoid the existence of fractional shares of our Common Stock, the Company will pay cash in lieu of fractional shares as described below.

Background and Reasons for the Reverse Stock Split; Potential Consequences of the Reverse Stock Split

Our Board is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of increasing the market price of our Common Stock to enhance our ability to meet the continued listing requirements of the NYSE American and to make our Common Stock more attractive to a broader range of institutional and other investors.  In addition to increasing the market price of our Common Stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below.  Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in the Company’s and our stockholders’ best interests.

We believe that the Reverse Stock Split will enhance our ability to maintain our on the NYSE American.  Reducing the number of outstanding shares of our Common Stock should, absent other  factors, increase the per share market price of our Common Stock, although we cannot provide any assurance that our minimum bid price would remain following the Reverse Stock Split over the minimum bid price requirement of the NYSE American.

Additionally, we believe that the Reverse Stock Split will make our Common Stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our Common Stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  We believe that the Reverse Stock Split will make our Common Stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our Common Stock.

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware.  The exact timing of the filing of the certificate of amendment that will effectuate the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.  In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Certificate of Incorporation, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split.  If a certificate of amendment effectuating the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on July 1, 2020, our Board will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of five and a maximum of thirty shares of existing Common Stock will be combined into one new share of Common Stock.  The table below shows, as of the Record Date, the number of outstanding shares of Common Stock (excluding treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split

1-for-5
1-for-10
1-for-15
1-for-20
1-for-30
1-for-40

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of fractional shares.  In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.  After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Our Common Stock will continue to be listed on the NYSE American under the symbol “DPW.”

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split.  Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e., stockholders whose names are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These stockholders do not have stock certificates evidencing their ownership of the Common Stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split Common Stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the Exchange Agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split Common Stock (the “New Certificates”).

No new post-Reverse Split Common Stock will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the Exchange Agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a Direct Registration Statement representing the number of whole shares of Common Stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for post-Reverse Split Common Stock. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), a New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

Prevailing market prices

We will not issue fractional shares in connection with the Reverse Stock Split. Stockholders who would otherwise hold fractional shares because the number of shares of Common Stock they hold before the Reverse Stock Split is not evenly divisible by the split ratio ultimately determined by the Board will be entitled to receive a cash payment (without interest and subject to applicable withholding taxes) from our Exchange Agent in lieu of such fractional shares. The cash payment is subject to applicable U.S. federal and state income tax and state abandoned property laws. Stockholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

We currently anticipate that, in lieu of issuing fractional shares, the aggregate of all fractional shares otherwise issuable to the holders of record of Common Stock shall be issued to the Exchange Agent for the Common Stock, as agent, for the accounts of all holders of record of Common Stock otherwise entitled to have a fraction of a share issued to them. The sale of all fractional interests will be effected by the Exchange Agent as soon as practicable after the Effective Time on the basis of prevailing market prices of the Common Stock at the time of sale. After such sale and upon the surrender of the stockholders’ stock certificates, if any, the Exchange Agent will pay to such holders of record their pro rata share of the net proceeds (after customary brokerage commissions and other expenses) derived from the sale of the fractional interests.

After the Reverse Stock Split, a stockholder will have no further interest in the Company with respect to its fractional share interest, and persons otherwise entitled to a fractional share will not have any voting, dividend or other rights with respect thereto except the right to receive a cash payment as described above.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards, Warrants and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Common Stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the board of directors, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.001.  As a result, as of the Effective Time, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our Common Stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our Common Stock (a “U.S. holder”).  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.  This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S.  expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the reverse stock split.

No Appraisal Rights

Under Delaware law and our charter documents, holders of our Common Stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Stock Split.

Vote Required to Approve the Amendment and Recommendation

Under Delaware law and our charter documents, the affirmative vote of holders of a majority of the shares of Common Stock outstanding as of the Record Date is required to approve the Reverse Stock Split.

Our board of directors recommends that stockholders vote “FOR” the amendment to the Certificate of Incorporation to authorize the Reverse Stock Split.

PROPOSAL NO. 6

APPROVAL OF THE EXECUTIVE VICE PRESIDENT AND

GENERAL COUNSEL’S EMPLOYMENT AGREEMENT DATED APRIL 12, 2019

Description of the Employment Agreement

On April 12, 2019, the Company entered into a four-year employment agreement with Henry Nisser to serve as General Counsel and Executive Vice President of the Company and its subsidiaries, as subsequently amended (the “Nisser Employment Agreement”). For his services, Mr. Nisser will be paid a salary of $200,000 per annum subject to such further upward adjustments as shall be determined annually by the Board (the “Base Salary”).

Upon signing of the Nisser Employment Agreement, Mr. Nisser became entitled to a signing bonus in the amount of $50,000, with $25,000 being payable upon May 1, 2019 (the “Effective Date”) and $25,000 being payable no later than September 1, 2019. In addition, Mr. Nisser is eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Compensation Committee, which bonus shall not exceed 300% of the Base Salary.

Further, Mr. Nisser is entitled to receive equity participation as follows: (A) a grant of restricted stock in the aggregate amount of 250,000 shares of common stock, which shares shall vest fifty percent upon the effective date of the Nisser Employment Agreement, with the remainder vesting ratably over 48 months beginning on June 1, 2019, and (B) an option to purchase 750,000 shares of common stock at a per share exercise price equal to the closing market price on the effective date, or $0.22 per share, which option has a term of seven (7) years.

Upon termination of Mr. Nisser’s employment (other than upon the expiration of the employment), Mr. Nisser shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Nisser’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Nisser’s employment, the Company shall pay to Mr. Nisser a “Separation Payment” as follows: (A) an amount equal to four weeks of base salary for each full year of service and (B) commencing on the date that shall be one (1) year from the Effective Date should Mr. Nisser provide the Company with a separation, waiver and release agreement within 30 days of termination, then the Company shall: (i) an amount equal to the lesser of what the Executive would have received if the Employment Period ended after (1) the expiration of the remaining portion of the four-year term or the then applicable Renewal Term (as defined in the Nisser Employment Agreement), as the case may be, or (2) the 18-month period commencing on the date Mr. Nisser is terminated (in either case, the “Separation Period”) payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Nisser would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months. Finally, upon the occurrence of a change in control, Mr. Nisser will be paid an amount equal to four times his Separation Payment.

Why the Company Needs Stockholder Approval

Rule 711 of the NYSE American requires stockholder approval with respect to the establishment of (or material amendment to) a stock option or purchase plan or other equity compensation arrangement pursuant to which options or stock may be acquired by officers, directors, employees, or consultants.

Effect of Proposal on Current Stockholders

If this Proposal No. 6 is adopted, based on the issuance of shares pursuant to the Nisser Employment Agreement (and provided the Company has sufficient authorized shares of Common Stock), a maximum of 450,000 shares of Common Stock would be issuable. Based on the number of shares of Common Stock outstanding as of the Record Date, such shares would represent ____% of our total outstanding shares (giving effect to such issuance). The issuance of such shares may result in significant dilution to our stockholders, and afford them a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company. The sale or any resale of the Common Stock issued pursuant to the Nisser Employment Agreement could cause the market price of our Common Stock to decline.

Further Information.

The terms of the Nisser Employment Agreement are complex and only briefly summarized above. For further information, please refer to the descriptions contained in the Company’s Current Report on Form 8-K filed with the SEC on April 16, 2019, and the transaction documents filed as exhibits to such report. The discussion herein is qualified in its entirety by reference to such filed transaction documents.

Required Vote and Board Recommendation

Approval of the Nisser Employment Agreement requires the receipt of the affirmative vote of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of (i) the grant of 250,000 shares of Common Stock, which shares shall vest fifty percent on the effective date of the Nisser Employment Agreement, with the remainder vesting ratably over 48 months beginning on June 1, 2019, and (ii) the grant of an option to purchase 750,000 shares of Common Stock at an exercise price equal to $0.22, which option will vest ratably over 48 months, and the underlying shares of Common Stock issuable thereunder, pursuant to the terms of the Nisser Employment Agreement (defined herein) dated April 12, 2019, in order to comply with Rule 711 of the NYSE American.

PROPOSAL NO. 7

APPROVAL OF AMENDMENT OF 2018 STOCK INCENTIVE PLAN

Overview

On May 13, 2019, the Board unanimously approved, subject to stockholder approval, an amendment (the “Stock Plan Amendment”) to the DPW Holdings, Inc. 2018 Stock Incentive Plan (the “2018 Plan”). If adopted by our stockholders, the Stock Plan Amendment would, among other things:

•	Increase the number of shares of our common stock that may be issued pursuant to stock-based awards made under the 2018 Plan by 6,500,000 shares to a total of 7,000,000 shares; and

•	Enable the 2018 Plan to continue to satisfy the requirements set forth in Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”), and the related regulations with respect to “qualified performance-based compensation.”

The 2018 Plan was most recently approved by our stockholders on December 28, 2018. We strongly believe that the approval of the Stock Plan Amendment is essential to our continued success. We believe that equity is an important and significant component of our employees’ compensation. The Board further believes that equity incentives motivate high levels of performance, align the interests of our employees and stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. The Board and management believe that the ability to grant equity incentives will be important to the future success of the Company and is in the best interests of the Company's stockholders.

Summary of the 2018 Plan

The 2018 Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted stock, restricted stock units and dividend equivalents to allow the Company to adapt its incentive program to meet the needs of the Company in the changing business environment in which the Company operates. As of the Record Date, we had 500,000 shares remaining available for future awards under the 2018 Plan, of which 500,000 shares remained available for future grants of full value awards.

We are requesting an additional 6,500,000 shares pursuant to the Stock Plan Amendment, which will permit the Company to grant awards under the 2018 Plan beyond the date when the currently authorized shares have been exhausted. The share pool and all share limits under the 2018 Plan have been adjusted, in accordance with the terms of the 2018 Plan, to reflect the one-for-twenty reverse stock split effected by the Company on March 14, 2019.

One of the requirements of “performance-based compensation” under Section 162(m) is that the material terms of performance-based awards be approved by stockholders. The material terms include: (i) the employees eligible to receive compensation, (ii) a description of the business criteria upon which a performance goal may be based, and (iii) the maximum amount of compensation that can be paid to an employee under awards intended to satisfy the performance-based compensation exception under Section 162(m). Stockholder approval of the 2018 Plan is intended to constitute approval of each of these aspects of the 2018 Plan for purposes of the approval requirements of Section 162(m). However, nothing in this proposal precludes the Company or the Compensation Committee, which administers the 2018 Plan, from granting awards that do not qualify for tax deductibility under Section 162(m), nor is there any guarantee that awards intended to qualify for tax deductibility under Section 162(m) will ultimately be viewed as so qualifying by the Internal Revenue Service. If stockholders fail to reapprove the material terms of performance-based awards under the 2018 Plan, we may continue to pay performance-based compensation thereunder in the future, even though any such compensation paid may not meet the conditions for tax deductibility under Section 162(m).

The potential dilution resulting from issuing all of the proposed 6,500,000 shares under the 2018 Plan, assuming the Stock Plan Amendment is approved by the stockholders, would be ____% on a fully-diluted basis.

Assuming stockholders approve the Stock Plan Amendment, the DPW Holdings, Inc., 2018 Stock Incentive Plan, as amended and restated as of May 13, 2019 (the “Amended and Restated 2018 Plan”), will be effective as the date of the Meeting.

We are seeking stockholder approval of the Stock Plan Amendment in order to satisfy certain legal requirements, including making awards under it eligible for beneficial tax treatment. In addition, the Board regards stockholder approval of the Stock Plan Amendment as desirable and consistent with good corporate governance practices.

Summary of the Amended and Restated 2018 Plan

The following is a description of the principal terms of the Amended and Restated 2018 Plan. A copy of the Amended and Restated 2018 Plan, is attached as Appendix B to this Proxy Statement. The following is a summary of the material terms of the Amended and Restated 2018 Plan and is qualified in its entirety by reference to the full text of the Amended and Restated 2018 Plan, attached as Appendix B to this Proxy Statement.

General. The Amended and Restated 2018 Plan would authorize the grant to eligible individuals of (1) stock options (incentive and nonstatutory), (2) restricted stock, (3) stock appreciation rights, or SARs, (4) restricted stock units, and (5) other stock-based compensation.

Stock Subject to the Amended and Restated 2018 Plan. The maximum number of shares of our Common Stock that may be issued under the Amended and Restated 2018 Plan is 7,000,000 shares, which amount will be increased to the extent that compensated granted under the Amended and Restated 2018 Plan are forfeited, expire or are settled for cash (except as otherwise provided in the Amended and Restated 2018 Plan).

Substitute awards (awards made or shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Company subsidiary or with which the Company or any subsidiary combines) will not reduce the shares authorized for grant under the Amended and Restated 2018 Plan, nor will shares subject to a substitute award be added to the shares available for issuance or transfer under the Amended and Restated 2018 Plan.

No Liberal Share Recycling. Notwithstanding anything to the contrary, any and all stock that is (i) withheld or tendered in payment of an option exercise price; (ii) withheld by the Company or tendered by the grantee to satisfy any tax withholding obligation with respect to any award; (iii) covered by a SAR that it is settled in stock, without regard to the number of shares of stock that are actually issued to the grantee upon exercise; or (vi) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of options, shall not be added to the maximum number of shares of stock that may be issued under the Amended and Restated 2018 Plan.

Eligibility. Employees of, and consultants to, our Company or its affiliates and members of our Board are eligible to receive equity awards under the Amended and Restated 2018 Plan. Only our employees, and employees of our parent and subsidiary corporations, if any, are eligible to receive Incentive Stock Options. Employees, directors (including non-employee directors) and consultants of or for our Company and its affiliates are eligible to receive Nonstatutory Stock Options, Restricted Stock, Purchase Rights and any other form of award the Amended and Restated 2018 Plan authorizes.

Purpose. The purpose of the Amended and Restated 2018 Plan is to promote the interests of the Company and its stockholders by providing executive officers, employees, non-employee directors, and key advisors of the Company and its defined subsidiaries with appropriate incentives and rewards to encourage them to enter into and remain in their positions with the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

Administration. Unless otherwise determined by the Board, the Compensation Committee administers the Amended and Restated 2018 Plan. The Compensation Committee is composed solely of “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, and “independent directors” within the meaning of NYSE American listing standards. The Compensation Committee has the power, in its discretion, to grant awards under the Amended and Restated 2018 Plan, to select the individuals to whom awards are granted, to determine the terms of the grants, to interpret the provisions of the Amended and Restated 2018 Plan and to otherwise administer the Amended and Restated 2018 Plan. Except as prohibited by applicable law or any rule promulgated by a national securities exchange to which the Company may in the future be subject, the Compensation Committee may delegate all or any of its responsibilities and powers under the Amended and Restated 2018 Plan to one or more of its members, including, without limitation, the power to designate participants and determine the amount, timing and term of awards under the Amended and Restated 2018 Plan. In no event, however, shall the Compensation Committee have the power to accelerate the payment or vesting of any award, other than in the event of death, disability, retirement or a change of control of the Company.

The Amended and Restated 2018 Plan provides that members of the Compensation Committee shall be indemnified and held harmless by the Company from any loss or expense resulting from claims and litigation arising from actions related to the 2018 Plan.

Term. If the Stock Plan Amendment is approved, the Amended and Restated 2018 Plan will be effective July 2, 2019, and awards may be granted through July 1, 2029. No awards may be granted under the Amended and Restated 2018 Plan subsequent to that date. The Board may suspend or terminate the Amended and Restated 2018 Plan without stockholder approval or ratification at any time or from time to time.

Amendments. Subject to the terms of the Amended and Restated 2018 Plan, the Compensation Committee as administrator has the sole discretion to interpret the provisions of the Amended and Restated 2018 Plan and outstanding awards. Our Board generally may amend or terminate the Amended and Restated 2018 Plan at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our stockholders is required for any amendment which:

•	Increases the number of shares of Common Stock subject to the Amended and Restated 2018 Plan;
•	Decreases the price at which grants may be granted;
•	Reprices existing options;
•	Materially increases the benefits to participants; or
•	Changes the class of persons eligible to receive grants under the Amended and Restated 2018 Plan.

Repricing Prohibition. Other than in connection with certain corporate events, the Compensation Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per share of an option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per share exceeds the fair market value of one share in exchange for cash or another award (other than in connection with a change of control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

Minimum Vesting Requirement. Grantees of full-value awards (i.e., awards other than options and SARs), will be required to continue to provide services to the Company or an affiliated company) for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of stock authorized for issuance under the Amended and Restated 2018 Plan may provide for vesting of full-value awards, partially or in full, in less than one-year.

Adjustments upon Changes in Capitalization. In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in our corporate structure affecting our Common Stock or the value thereof, appropriate adjustments to the Amended and Restated 2018 Plan and awards will be made as the Board determines to be equitable or appropriate, including adjustments in the number and class of shares of stock available for issuance under the Amended and Restated 2018 Plan, the number, class and exercise or grant price of shares subject to awards outstanding under the Amended and Restated 2018 Plan, and the limits on the number of awards that any person may receive.

Change of Control. Agreements evidencing awards under the Amended and Restated 2018 Plan may provide that upon a Change of Control (as defined in the Amended and Restated 2018 Plan), unless otherwise provided in the agreement evidencing an award), outstanding Awards may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change of Control is less than the exercise price or grant price applicable to such Award, as applicable.

Notwithstanding any other provisions of the Amended and Restated 2018 Plan to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any participant unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award agreement or in any other written agreement, including an employment agreement, between us and the participant. If the Change of Control results in the involuntary termination of participant’s employment, outstanding awards will immediately vest, become fully exercisable and may thereafter be exercised.

Generally, under the Amended and Restated 2018 Plan, a Change of Control occurs upon (i) the consummation of a reorganization, merger or consolidation of our Company with or into another entity, pursuant to which our stockholders immediately prior to the transaction do not own more than 50% of the total combined voting power after the transaction, (ii) the consummation of the sale, transfer or other disposition of all or substantially all of our assets, (iii) certain changes in the majority of our Board from those in office on the effective date of the Amended and Restated 2018 Plan, (iv) the acquisition of more than 50% of the total combined voting power in our outstanding securities by any person, or (v) the Company is dissolved or liquidated.

Types of Awards

Stock Options. Incentive Stock Options and Nonstatutory Stock Options are granted pursuant to award agreements adopted by our Compensation Committee. Our Compensation Committee determines the exercise price for a stock option, within the terms and conditions of the Amended and Restated 2018 Plan; provided, that the exercise price of an Incentive Stock Option cannot be less than 100% of the fair market value of our Common Stock on the date of grant. Options granted under the Amended and Restated 2018 Plan vest at the rate specified by our Compensation Committee.

The Compensation Committee determines the term of stock options granted under the Amended and Restated 2018 Plan, up to a maximum of 10 years, except in the case of certain Incentive Stock Options, as described below. The Compensation Committee will also determine the length of period during which an optionee may exercise their options if an optionee’s relationship with us, or any of our affiliates, ceases for any reason; for Incentive Stock Options, this period is limited by applicable law. The Compensation Committee may extend the exercise period in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its term unless the term is extended in accordance with applicable law.

Acceptable consideration for the purchase of Common Stock issued upon the exercise of a stock option will be determined by the Compensation Committee and may include (a) cash or its equivalent, (b) delivering a properly executed notice of exercise of the option to us and a broker, with irrevocable instructions to the broker promptly to deliver to us the amount necessary to pay the exercise price of the option, (c) any other form of legal consideration that may be acceptable to the Compensation Committee or (d) any combination of (a), (b) or (c).

Unless the Compensation Committee provides otherwise, options are generally transferable in accordance with applicable law, provided that any transferee of such options agrees to become bound by the terms of the Amended and Restated 2018 Plan. An optionee may also designate a beneficiary who may exercise the option following the optionee’s death.

Incentive or Nonstatutory Stock Options. Incentive Stock Options may be granted only to our employees, and the employees of our parent or subsidiary corporations, if any. The Compensation Committee may grant awards of Incentive or Nonstatutory Stock Options that are fully vested on the date made, to any of our employees, directors or consultants. Option Awards are granted pursuant to award agreements adopted by our Compensation Committee. To the extent required by applicable law, the aggregate fair market value, determined at the time of grant, of shares of our Common Stock with respect to Incentive Stock Options that are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. To the extent required by applicable law, no Incentive Stock Option may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the incentive stock option does not exceed five years from the date of grant.

Stock Appreciation Rights. An SAR is the right to receive stock, cash, or other property equal in value to the difference between the grant price of the SAR and the market price of the Company’s Common Stock on the exercise date. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. An SAR confers on the grantee a right to receive an amount with respect to each share of Common Stock subject thereto, upon exercise thereof, equal to the excess of (A) the fair market value of one share of Common Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Compensation Committee may determine but in no event shall be less than the fair market value of a share of Common Stock on the date of grant of such SAR).

Restricted Stock and Restricted Stock Units. Restricted Stock is Common Stock that the Company grants subject to transfer restrictions and vesting criteria. A Restricted Stock Unit is a right to receive stock or cash equal to the value of a share of stock at the end of a specified period that the Company grants subject to transfer restrictions and vesting criteria. The grant of these awards under the Amended and Restated 2018 Plan are subject to such terms, conditions and restrictions as the Compensation Committee determines consistent with the terms of the Amended and Restated 2018 Plan.

At the time of grant, the Compensation Committee may place restrictions on Restricted Stock and restricted stock units that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Except to the extent restricted under the award agreement relating to the Restricted Stock, a grantee granted Restricted Stock shall have all of the rights of a stockholder including the right to vote Restricted Stock and the right to receive dividends.

Unless otherwise provided in an award agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the grantee, within 30 days of the date on which such award (or any portion thereof) vests, the number of shares of Common Stock equal to the number of restricted stock units becoming so vested.

Other Stock-Based Awards. The Amended and Restated 2018 Plan also allows the Compensation Committee to grant “Other Stock-Based Awards,” which means a right or other interest that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Common Stock. Subject to the limitations contained in the Amended and Restated 2018 Plan, this includes, without limitation, (i) unrestricted stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Amended and Restated 2018 Plan and (ii) a right to acquire stock from the Company containing terms and conditions prescribed by the Compensation Committee. At the time of the grant of Other Stock-Based Awards, the Compensation Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, only upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year, and if the award is granted to a 162(m) Officer, the grant of the Award and the establishment of the Performance Goals shall be made during the period required under Internal Revenue Code Section 162(m). Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

Performance Awards. Performance awards provide participants with the opportunity to receive shares of our Common Stock, cash or other property based on performance and other vesting conditions. Performance awards may be granted from time to time as determined at the discretion of the Board, or the Compensation Committee (as applicable). Subject to the share limit and maximum dollar value set forth above under “Limits per Participant,” the Board, or the Compensation Committee (as applicable), has the discretion to determine (i) the number of shares of Common Stock under, or the dollar value of, a performance award and (ii) the conditions that must be satisfied for grant or for vesting, which typically will be based principally or solely on achievement of performance goals.

Performance Criteria. With respect to awards intended to qualify as performance-based compensation under Code Section 162(m), a committee of “outside directors” (as defined in Code Section 162(m)) with authority delegated by our Board will determine the terms and conditions of such awards, including the performance criteria. The performance goals for restricted stock awards, restricted stock units, performance awards or other share-based awards shall be based on the attainment of specified levels of one or any combination of the following:

•	the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing;

•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations;
•	the attainment of certain target levels of, or a specified increase in, operational cash flow;
•	the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Compensation Committee;
•	earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations;
•	the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital;
•	the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity;
•	the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula;
•	the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s Common Stock;
•	the growth in the value of an investment in the Company’s Common Stock;
•	the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs;
•	gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest);
•	total stockholder return;
•	return on assets or net assets;
•	return on sales;
•	operating profit or net operating profit;
•	operating margin;
•	gross or net profit margin;
•	cost reductions or savings;
•	productivity;
•	operating efficiency;
•	working capital;
•	market share;
•	customer satisfaction; and
•	to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board.

The performance goals may be based solely by reference to our performance or the performance of one or more of our subsidiaries, parents, divisions, business segments or business units, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The authorized committee of outside directors may also exclude under the terms of the performance awards, the impact of an event or occurrence that the committee determines should appropriately be excluded, including (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, or (ii) changes in generally accepted accounting principles or practices.

In connection with the approval of the Amended and Restated 2018 Plan, the stockholders also are being asked to approve the above criteria for purposes of Section 162(m) of the Code.

New Plan Benefits under the Amended and Restated 2018 Plan

Because future awards under the Amended and Restated 2018 Plan will be granted in the discretion of the Compensation Committee, the type, number, recipients, and other terms of such awards cannot be determined at this time.

U.S. Federal Income Tax Considerations

The following is a brief description of the material United States federal income tax consequences associated with awards under the Amended and Restated 2018 Plan. It is based on existing United States laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary. This information is not intended as tax advice to anyone, including participants in the Amended and Restated 2018 Plan.

Stock Options. Neither incentive stock option grants nor non-qualified stock option grants cause any tax consequences to the participant or the Company at the time of grant. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the participant and is deductible by the Company. The participant’s tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain, in connection with which the Company will not be entitled to a tax deduction.

Upon the exercise of an incentive stock option, the participant will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the participant will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the participant will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. The Company will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant, but no deduction in connection with any capital gain recognized by the participant. If the participant exercises an incentive stock option more than three months after his or her termination of employment due to retirement or other separation other than death or disability, or more than twelve months after his or her termination of employment due to death or permanent disability, he or she is deemed to have exercised a non-qualified stock option.

Stock Appreciation Rights. A participant granted a stock appreciation right under the Amended and Restated 2018 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock or other consideration received will be ordinary income to the participant and the Company will be allowed a corresponding federal income tax deduction at that time. Compensation realized by the participant on the exercise of the stock appreciation right should qualify as performance-based compensation under the Code and thus not be subject to the $1,000,000 deductibility limit of Code Section 162(m).

Restricted Stock. Restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. If a participant makes such an election and thereafter forfeits the restricted shares, he or she will be entitled to no tax deduction, capital loss or other tax benefit. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant, subject to any applicable limitations under Code Section 162(m).

A participant’s tax basis for restricted shares will be equal to the amount of ordinary income recognized by the participant. The participant will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the participant recognizes ordinary income pursuant to an award. The Company is not entitled to a tax deduction corresponding to any capital gain or loss of the participant.

Restricted Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or any combination of cash and the Company Common Stock) in settlement of a restricted stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock and cash received as of that date (less any amount he or she paid for the stock and cash), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of stock or cash (or a combination thereof) in settlement of a performance award, the participant will recognize ordinary income equal to the fair market value of the stock and cash received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Code Section 409A. If an award is subject to Code Section 409A (which relates to nonqualified deferred compensation plans), and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. All awards that comply with the terms of the Amended and Restated 2018 Plan, however, are intended to be exempt from the application of Code Section 409A or meet the requirements of Section 409A in order to avoid such early taxation and penalties.

Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the Amended and Restated 2018 Plan. The Compensation Committee may, at the time the award is granted or thereafter, require or permit that any such withholding requirement be satisfied, in whole or in part, by delivery of, or withholding from the award, shares having a fair market value on the date of withholding equal to the amount required to be withheld for tax purposes.

Required Vote and Board Recommendation

Approval of the Stock Plan Amendment requires the receipt of the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the Stock Plan Amendment.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

Executive Officers

The executive officers are elected by our Board and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

Name	Age	Offices Held
Milton C. Ault, III	49	Chief Executive Officer and Chairman of the Board
William B. Horne	50	Chief Financial Officer and Director
Amos Kohn	59	President and Director
Henry Nisser	50	Executive Vice President and General Counsel

Biographical information about Mr. Ault is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Horne is provided in “Proposal No. 1 – Election of Directors.”

Biographical information about Mr. Kohn is provided in “Proposal No. 1 – Election of Directors.”

Henry Nisser

From October 31, 2011 through April 26, 2019, Mr. Nisser was an associate and subsequently a partner with Sichenzia Ross Ference LLP (“SRF”), a law firm based in New York City. While with SRF, his practice was concentrated in national and international corporate law, with a particular focus on U.S. securities compliance, public as well as private M&A, equity and debt financings and corporate governance. Mr. Nisser drafted and negotiated a variety of agreements related to reorganizations, share and asset purchases, indentures, public and private offerings, tender offers and going private transactions. Mr. Nisser also represented clients’ special committees established to evaluate M&A transactions and advised such committees’ members with respect to their fiduciary duties. Mr. Nisser is fluent in French and Swedish as well as conversant in Italian. Mr. Nisser received his B.A. from Connecticut College in 1992, where he majored in International Relations and Economics. He received his LLB from the University of Buckingham School of Law in 1999.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following Summary Compensation Table sets forth all compensation earned in all capacities during the years ended December 31, 2018 and 2017, by our Chief Executive Officer (the “Named Executive Officer”). Because we are a Smaller Reporting Company, we only have to report information of our Chief Executive Officer as no other officer met the definition of Named Executive Officer within the meaning of the SEC rules.

SUMMARY COMPENSATION TABLE

Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (I)	All Other Compensation ($)	Total ($)

Milton C. Ault, III	2018	0	0	630,000	253,465	400,000	1,283,465
Chief Executive Officer (3)	2017	0	0	0	461,250	207,500	668,750
William B. Home	2018	246,436	25,000	2,230,000	940,180	12,857 (2)	3,454,473
Chief Financial Officer (4)	2017	0	0	0	92,250	80,000	172,250
Amos Kohn	2018	350,000	0	0	0	34,887 (2)	384,687
President (5)	2017	300,000	0	0	92,250	33,000 (2)	425,250

(1)	The values reported in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value, computed in accordance with Accounting Standards Codification (“ASC”) 718 Share Based Payments, of grants of stock options and stock awards to our named executive officer in the years shown.
(2)	The amounts in “All Other Compensation” consist of health insurance benefits, long-term and short-term disability insurance benefits, and 401K matching amounts.
(4)	Mr. Ault was appointed as our Chief Executive Officer on December 28, 2017. Amounts included in “All Other Compensation” consist of cash fees earned as an independent contractor.
(4)	Mr. Horne was appointed as our Chief Financial Officer on January 25, 2018. Amounts included in “All Other Compensation” consist of cash fees earned as a director.
(3)	Mr. Kohn also served as our Chief Executive Officer until December 28, 2017.

 Employment agreement with Milton C. Ault, III

On June 17, 2018, the Company entered into a ten year executive employment agreement with Milton C. Ault, III, to serve as Chief Executive Officer (the “Ault Employment Agreement”). For his services, Mr. Ault will be paid a salary of $400,000 per annum subject to such further upward adjustments as shall be determined annually by the Compensation Committee of the Board of Directors (the “Compensation Committee”).

Pursuant to the terms and subject to the conditions set forth in the Ault Employment Agreement, if the Company meets or exceeds criteria adopted by the Compensation Committee for earning bonuses which shall be adopted by the Compensation Committee annually, Mr. Ault shall be eligible to receive an annual bonus, which percentage shall be based on achievement of applicable performance goals determined by the Compensation Committee.

Further, Mr. Ault is entitled to receive equity participation as follows: (A) a grant of restricted stock in the aggregate amount of 1,000,000 shares of common stock, which shares shall vest ratably over 48 months beginning on January 1, 2020, provided, however, that such shares may, in whole or in part, in the discretion of the Compensation Committee, vest immediately upon the filing of an Annual Report on Form 10-K with the SEC that shows that the Company’s revenues for the applicable fiscal year reached or exceeded $100,000,000; notwithstanding the foregoing, before the Company accelerates any such vesting, the Company’s Compensation Committee must prior thereto have obtained the consent of Mr. Ault, which consent may be withheld in his discretion, and (B) an option to purchase 500,000 shares of common stock of the Company at a per share price equal to $0.80, which option will vest over 60 months.

In addition the foregoing, Mr. Ault shall be eligible to receive a performance-based award (the “CEO Performance Award”), provided that the Company, for any given fiscal year during the term of this Agreement, meets the following criteria: (A) an increase in revenue, as calculated under GAAP over the previous fiscal year as reported in the Annual Report on Form 10-K or successor form for such fiscal year; provided that any increase less than thirty-five percent (35%) (the “Revenue Percentage”) shall reduce the CEO Performance Award correspondingly; (B) positive net income, as calculated under GAAP, as reported in the Annual Report on Form 10-K or successor form for such fiscal year, provided that any increase less than five percent (5%) (the “Net Income Percentage”) shall reduce the CEO Performance Award correspondingly; and (C) positive net cash flow from operations on a year-to-year basis, where cash flow is defined as the net amount of cash and cash-equivalents being transferred into and out of the Company. The CEO Performance Award shall consist of a number of shares of the Company’s common stock having a maximum value equal to ten percent (10%) of any appreciation in the Company’s Market Capitalization (as defined in the Ault Employment Agreement) above the High Water Mark (as defined in the Ault Employment Agreement) as measured by the daily average closing bid price of the Company’s common stock for the applicable fiscal year subject to proration obtained by the product of Revenue Percentage and the Net Income Percentage. If the CEO Performance Award in a fiscal year is less than ten percent (10%) due to a reduction caused by an annual shortfall in either the Revenue Percentage or the Net Income Percentage, the prior year’s targets would be deemed to have been achieved if a corresponding overage in a subsequent fiscal year results in the achievement of the cumulative targets. The annual and cumulative targets for revenue and net income, which are provided solely for the purpose of establishing cumulative totals, are set forth in the Ault Employment Agreement.

Upon termination of Mr. Ault’s employment (other than upon the expiration of the employment), Mr. Ault shall be entitled to receive: (A) any earned but unpaid base salary through the termination date; (B) all reasonable expenses paid or incurred; and (C) any accrued but unused vacation time.

Further, unless Mr. Ault’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Ault’s employment, the Company shall pay to Mr. Ault a “Separation Payment” as follows: (A) an amount equal to four (4) weeks of base salary for each full year of service and credit for his service commencing from September 22, 2016, (B) should Mr. Ault provide the Company with a separation, waiver and release agreement within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, but in no event an amount greater than the Base Salary payable should either such period expire within two years, or (2) the 12-month period commencing on the date Mr. Ault is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Ault would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months. Finally, upon the occurrence of a change in control, Mr. Ault will be paid an amount equal to the greater of: (i) five times his then current Base Salary or (ii) the Separation Payment amount set forth above, without regard to whether Mr. Ault continues in the employ of the Company or its successor.

Employment agreement with William B. Horne

On January 25, 2018, we entered into a five-year employment agreement with William Horne to serve as Chief Financial Officer and Executive Vice President of the Company and its subsidiaries, as subsequently amended.  For his services, Mr. Horne will be paid a base salary of $300,000 per annum. Upon signing of the employment agreement, Mr. Horne received a signing bonus in the amount of $25,000.  In addition, Mr. Horne shall be eligible to receive an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee.

Further, Mr. Horne is entitled to receive equity participation as follows: (i) a grant of restricted stock in the aggregate amount of 1,000,000 shares of common stock, which shares shall vest in installments of two hundred thousand (200,000) shares annually over five (5) years beginning on January 1, 2019, provided, however, that such shares may, in whole or in part, in the discretion of the Compensation Committee, vest immediately upon the filing of an Annual Report on Form 10-K with the SEC  that shows that the Company’s revenues for the applicable fiscal year reached or exceeded $100,000,000; notwithstanding the foregoing, before the Company accelerates any such vesting, the Company’s Compensation Committee must prior thereto have obtained the consent of Mr. Horne, which consent may be withheld in his discretion, and (ii) an option to purchase 500,000 shares of common stock of the Company at a per share price equal to $2.32, the closing market price of the shares of common stock on January 24, 2018, which option will vest over 60 months.

Mr. Horne’s bonuses, if any, and all stock based compensation shall be subject to “Company Clawback Rights” if during the period that Mr. Horne is employed by the Company and upon the termination of Mr. Horne’s employment and for a period of two years thereafter, if there is a restatement of any of the Company’s financial results from which any bonuses and stock based compensation to Mr. Horne shall have been determined.

Upon termination of Mr. Horne’s employment (other than upon the expiration of the employment), Mr. Horne shall be entitled to receive: (i) any earned but unpaid base salary through the termination date; (ii) all reasonable expenses paid or incurred; and (iii) any accrued but unused vacation time.

Further, unless Mr. Horne’s employment is terminated as a result of his death or disability or for cause or he terminates his employment without good reason, then upon the termination or non-renewal of Mr. Horne’s employment, the Company shall pay to Mr. Horne a “Separation Payment” as follows:  (A)  an amount equal to four weeks of base salary for each full year of service, (B) should Mr. Horne provide the Company with a separation, waiver and release agreement  within 60 days of termination, then the Company shall: (i) pay his base salary until the last to occur (the “Separation Period”) of (1) the expiration of the remaining portion of the initial term or the then applicable renewal term, as the case may be, or (2) the 12-month period commencing on the date Mr. Horne is terminated, payable in one lump sum; (ii) provide during the Separation Period the same medical, dental, long-term disability and life insurance; and (iii) pay an amount equal to the product obtained by multiplying (x) the maximum annual bonus as Mr. Horne would have been otherwise entitled to receive by (y) the fraction in which the numerator is the number of calendar months worked including the entire month in which severance occurred and the denominator of which is 12; and (iv) all outstanding options and other equity awards shall immediately vest and become fully exercisable for a period of 24 months.  Finally, upon the occurrence of a change in control, Mr. Horne will be paid an amount equal to four times his Separation Payment.

Employment Agreement with Amos Kohn

On November 30, 2016, as amended on February 22, 2017, the Company entered into an employment agreement with Amos Kohn to serve as President and Chief Executive Officer with an effective date of September 22, 2016.

For his services, Mr. Kohn will be paid a salary of $300,000 per annum increasing to $350,000 per annum provided that the Company achieves revenues in the aggregate amount of at least $10,000,000 as determined in accordance with U.S. GAAP for the trailing four calendar quarters.

In addition, Mr. Kohn shall be eligible for an annual cash bonus equal to a percentage of his annual base salary based on achievement of applicable performance goals determined by the Company’s compensation committee after conferring with Mr. Kohn. The target amount of Mr. Kohn’s annual performance bonus shall be 25% to 50% of his then annual base salary but may be greater upon mutual agreement between Mr. Kohn and the compensation committee.

Further, Mr. Kohn is entitled to receive equity participation as follows: (i) ten-year warrants to purchase 317,460 shares of the Company's Common Stock (the "Warrant Grant") at an exercise price of $0.01 per share subject to vesting quarterly over two years effective January 1, 2017; and (ii) ten-year options to purchase 1,000,000 shares of the Company’s Common Stock at an exercise price of $0.65 per share. The option to purchase 1,000,000 shares of Common Stock is subject to the following vesting schedule: (1) options to purchase 500,000 shares of Common Stock shall vest upon the effective date; (2) options to purchase 250,000 shares of Common Stock shall vest ratably over six months beginning with the first month after the effective date; and (3) options to purchase 250,000 shares of Common Stock shall vest ratably over twelve months beginning with the first month after the effective date. As part of the grant of the options to purchase 1,000,000 shares, Mr. Kohn forfeited options to purchase 535,000 shares of Common Stock previously granted to him under the Company’s Incentive Share Option Plans.

In the event that Mr. Kohn is terminated by the Company without cause, or if Mr. Kohn resigns for good reason, Mr. Kohn shall be entitled to (i) all annual salary earned prior to the termination date, any earned but unpaid portion of Mr. Kohn’s annual performance bonus for the year preceding in which such termination occurred and any earned but unpaid paid time off; (ii) an amount equal to 100% of Mr. Kohn’s then in effect annual base salary plus an additional 1/12th of Mr. Kohn’s annual base salary for each year of employment with the Company prior to such termination; (iii) an amount equal to the average of Mr. Kohn’s two prior years’ annual bonuses (with such average not to exceed 50% of the Mr. Kohn’s annual base salary in effect at the time of termination) prorated for the portion of the year that executive was employed; (iv) accelerated vesting of all outstanding unvested stock options and other equity arrangements subject to vesting and held by Mr. Kohn through the termination date and the Company’s right to repurchase Mr. Kohn’s restricted stock shall cease; and (v) to the extent required by COBRA, continuation of group health benefits pursuant to the Company's standard programs or in effect at the termination date at Company expense for a period of not less than 18 months.

If Mr. Kohn is terminated without cause, or resigns for good reason within 12 months of a change of control, Mr. Kohn shall be entitled to receive: (i) payment in a lump sum of Mr. Kohn annual base salary for 24 months and any accrued, unused paid time-off; (ii) accelerated vesting of all outstanding unvested stock options and other equity arrangements subject to vesting and the Company’s right to repurchase Mr. Kohn restricted stock shall cease; and (iii) to the extent required by COBRA, continuation of group health benefits pursuant to the Company's standard programs or in effect at the termination date at the Company’s expense for a period of not less than 18 months.

Advisory Vote on Executive Compensation

At the annual meeting of stockholders on December 28, 2016, the stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers. At the annual meeting on August 12, 2013, the stockholders voted, on an advisory basis, that an advisory vote on executive compensation should be held every three years.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards as of December 31, 2018 to the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2018
OPTION AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Milton C. Ault III	6,771 (1)	18,229	—	$27.60	11/28/2027
	3,125 (2)	21,875	—	$16.00	6/17/2018
William B. Horne	1,354 (3)	3,646	—	$27.60	11/28/2027
	4,583 (4)	20,417	—	$46.40	1/25/2018
Amos Kohn	50,000 (5)	—	—	$13.00	11/3/2026
	15,873 (6)	—	—	$0.20	11/3/2026
	1,354 (7)	3,646	—	$27.60	11/28/2027

(1)	Represents options to purchase 25,000 shares of the Company's Common Stock at an exercise price of $27.60 per share subject to vesting monthly over four years beginning November 28, 2017 granted to Mr. Ault.

(2)	Represents options to purchase 25,000 shares of the Company's Common Stock at an exercise price of $16.00 per share subject to vesting monthly over four years beginning June 17, 2018 granted to Mr. Ault.

(3)	Represents options to purchase 5,000 shares of the Company's Common Stock at an exercise price of $27.60 per share subject to vesting monthly over four years beginning November 28, 2017 granted to Mr. Horne.

(4)	Represents options to purchase 25,000 shares of the Company's Common Stock at an exercise price of $46.40 per share subject to vesting monthly over five years beginning January 25, 2018 granted to Mr. Horne.

(5)	On November 3, 2016, Mr. Kohn was granted options to 50,000 shares of Common Stock at $13.00 per share. The options to purchase 50,000 shares of Common Stock are subject to the following vesting schedule: (1) options to purchase 25,000 shares of Common Stock shall vest upon the effective date; (2) options to purchase 12,500 shares of Common Stock shall vest ratably over six months beginning with the first month after the effective date; and (3) options to purchase 12,500 shares of common stock shall vest ratably over twelve months beginning with the first month after the effective date. In connection with the grant of options to purchase 50,000 shares of Common Stock, Mr. Kohn forfeited options to purchase 26,750 shares of common stock previously granted to him under the Company’s 2012 Plan.

(6)	Represents warrants to purchase 15,873 shares of the Company's Common Stock at an exercise price of $0.20 per share subject to vesting quarterly over two years beginning January 1, 2017 granted to Mr. Kohn in connection with his employment agreement.

(7)	Represents options to purchase 5,000 shares of the Company's Common Stock at an exercise price of $27.60 per share subject to vesting monthly over four years beginning November 28, 2017 granted to Mr. Kohn.

Stock Option Plans

On December 28, 2018, the stockholder’s approved the 2018 Stock Incentive Plan (the “2018 Stock Incentive Plan”), under which options to acquire up to 500,000 shares of common stock may be granted to the Company's directors, officers, employees and consultants. The 2018 Stock Incentive Plan is in addition to the Company’s (i) 2017 Stock Incentive Plan (the “2017 Plan”), under which options to acquire up to 100,000 shares of common stock may be granted to the Company's directors, officers, employees and consultants, (ii) 2016 Stock Incentive Plan (the “2016 Stock Incentive Plan”), under which options to acquire up to 200,000 shares of common stock may be granted to the Company's directors, officers, employees and consultants, and (ii) 2012 Stock Option Plan, as amended (the “2012 Plan”), which provides for the issuance of a maximum of 68,632 shares of the Company’s common stock to be offered to the Company’s directors, officers, employees, and consultants (collectively the “Plans”).

The purpose of the Plans is to advance the interests of the Company by providing to key employees of the Company and its affiliates, who have substantial responsibility for the direction and management of the Company, as well as certain directors and consultants of the Company, additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company.

As of December 31, 2018, options to purchase 173,125 shares of common stock were issued and outstanding, and 507,789 shares are available for future issuance under the Plans.

401(k) Plan

We have adopted a tax-qualified employee savings and retirement plan, or 401(k) plan, which generally covers all of our full-time employees. Pursuant to the 401(k) plan, eligible employees may make voluntary contributions to the plan up to a maximum of 5% of eligible compensation. The 401(k) plan permits, but does not require, matching contributions by the Company on behalf of plan participants. We match contributions at the rate of (1) $1.00 for each $1.00 contributed, up to 3% of the base salary and (2) $0.50 for each $1.00 contributed thereafter, up to 5% of the base salary. We are also permitted under the plan to make discretionary contributions. The 401(k) plan is intended to qualify under Sections 401(k) and 401(a) of the Internal Revenue Code of 1986, as amended. Contributions to such a qualified plan are deductible by the Company when made, and neither the contributions nor the income earned on those contributions is taxable to plan participants until withdrawn. All 401(k) plan contributions are credited to separate accounts maintained in trust.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date by (1) each of our current directors; (2) each of the named executive officers listed in the Summary Compensation Table located above in the section entitled “Executive Compensation”; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of the Record Date, there were__________ shares of our common stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all common stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated below, the address of each beneficial owner listed below is c/o DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, California 92663.

Name and address of beneficial owner	Number of shares beneficially owned		Approximate Percent of class
Greater than 5% Beneficial Owners:
Philou Ventures, LLC	314,864	(2)%
Ault & Company, Inc.	333,882	(3)%

Directors and executive officers: (1)
Milton Ault, III	347,695	(4)%
Amos Kohn	79,601	(5)	*
Robert Smith	19,846	(6)	*
William Horne	29,750	(7)	*
Moti Rosenberg	14,385	(8)	*
Jeffrey A. Bentz	6,635	(9)	*
Henry Nisser	0		*
All directors and executive officers as a group (seven persons)	497,913%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o DPW Holdings, Inc., 201 Shipyard Way, Newport Beach, CA 92663.
(2)	Includes 125,000 shares of Series B Preferred Stock that are convertible into 89,285 of common stock and warrants to purchase 89,285 shares of common stock that are exercisable within 60 days of the Record Date. Each share of Series B carries the voting power of 0.71 shares of common stock. Philou Ventures’ address is P.O. Box 3587 Tustin, CA 92705.
(3)	Includes shares beneficially owned by Philou Ventures of which Ault & Company, Inc. is the Manager. Also includes options to purchase 3,750 shares of common stock that are exercisable within 60 days of the Record Date.
(4)	Includes 314,864 shares beneficially owned by Philou Ventures, 15,268 shares and warrants to purchase 3,750 shares of common stock beneficially owned by Ault & Company, Inc. (“Ault & Company”) that are exercisable within 60 days of the Record Date, which may be deemed beneficially owned by Mr. Ault. Also includes 1,730 shares and options owned by Mr. Ault to purchase 12,083 shares of common stock that are exercisable within 60 days of the Record Date. Mr. Ault is the Chief Executive Officer of Ault & Company.
(5)	Includes options to purchase 51,667 shares and warrants to purchase 20,206 shares of common stock exercisable within 60 days of the Record Date.
(6)	Includes options and warrants to purchase 17,680 shares of common stock that are exercisable within 60 days of April 10, 2019.
(7)	Includes options to purchase 17,500 shares of common stock that are exercisable within 60 days of the Record Date.
(8)	Consists of options to purchase shares of common stock that are exercisable within 60 days of the Record Date.
(9)	Includes options to purchase 6,285 shares of common stock that are exercisable within 60 days of the Record Date.

Equity Compensation Plan Information

The following table sets forth certain information as of December 31, 2018, with respect to compensation plans under which the Company’s equity securities are authorized for issuance:

	Number of Shares		Number of Options
	of Common Stock	Weighted-	Remaining Available for
	to be Issued	Average	Future Issuance Under
	upon Exercise	Exercise Price	Equity Compensation Plans
	of Outstanding	of Outstanding	(excluding securities
	Options	Options	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders (1)	388,873	$20.3847	$507,789

(1)	Includes warrants to purchase 15,873 shares of common stock at an exercise price of $0.20 per share of common stock that were issued to Mr. Kohn and approved the Company’s stockholders in December 2017 and options to purchase 199,875 shares of common stock at an average exercise price of $26.09 per share of common stock that were issued to the Company’s officers and directors and approved the Company’s stockholders in December 2017 and 2018.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following information sets forth certain related transactions between us and certain of our stockholder and directors during the fiscal year ended December 31, 2018. On September 22, 2016,  Philou Ventures became our largest stockholder when it acquired all of the common stock of a prior stockholder, Telkoor Telecom, Ltd. Philou Ventures’ Manager is Ault & Company, Inc., the Chief Executive Officer of which is Milton C. Ault, III, who is our Chief Executive Officer and Chairman of the Board.

Philou Ventures, LLC

On March 9, 2017, we entered into a Preferred Stock Purchase Agreement (the “Purchase Agreement”) with Philou Ventures. Philou Ventures is the Company’s largest single stockholder. Milton C. Ault is the Chief Executive Officer of Ault & Company, the Manager of Philou Ventures. Pursuant to the terms of the Purchase Agreement, Philou Ventures may invest up to $5,000,000 in us through the purchase of Series B Preferred Stock (“Preferred Stock”) over the Term, as specified herein. Each share of Preferred Stock shall be purchased at $10.00 up to a maximum issuance of 500,000 shares of Preferred Stock. Philou Ventures guaranteed to purchase by May 31, 2017, the greater of: (i) 100,000 shares of Preferred Stock or (ii) a sufficient number of shares of Preferred Stock to ensure that we have sufficient stockholders’ equity to meet the minimum continued listing standards of the NYSE American. In addition, for as long as the Preferred Stock is outstanding, Philou Ventures agrees to purchase additional shares of Preferred Stock in a sufficient amount in order us to meet the NYSE American’s minimum stockholders’ equity continued listing requirement subject to the maximum number of 500,000 shares of Preferred Stock (collectively, “Guaranteed Purchases”). In addition, at any time during the Term, Philou Ventures may in its sole and absolute discretion purchase additional shares of Preferred Stock, up to the 500,000 share maximum (“Voluntary Purchases”). All consideration for Voluntary Purchases shall be delivered through a series of varying payments (“Payments”) by Philou Ventures, at its sole and absolute discretion, during the period commencing on the closing date and ending 36 months therefrom (the “Term”). We have the right to request, with 90-day written notice to Philou Ventures, that Guaranteed Purchases be accelerated to meet deadlines for maintaining the minimum stockholders’ equity required by the NYSE American. The Preferred Stock shall not be callable by us for 25 years from the closing date.

In addition, for each share of Preferred Stock purchased by Philou Ventures, Philou Ventures will receive warrants to purchase shares of common stock in a number equal to the stated value of each share of Preferred Stock of $10.00 purchased divided by $0.70 at an exercise price equal to $14.00 per share of common stock

Further, Philou Ventures shall have the right to participate in our future financings under substantially the same terms and conditions as other investors in those respective financings in order to maintain its then percentage ownership interest. Philou Ventures’ right to participate in such financings shall accrue and accumulate provided that it still owns at least 100,000 shares of Preferred Stock.

On December 29, 2016, MCKEA Holdings, LLC (“MCKEA”) lent us $250,000 in the form of a demand note bearing simple interest at 6.0%. MCKEA is the majority member of Philou Ventures, LLC, which is the Company’s controlling stockholder. Kristine L. Ault, a former director and the wife of Milton C. Ault III, Chief Executive Officer and Chairman of the Company’s Board of Directors, is the manager and owner of MCKEA. On March 24, 2017, MCKEA cancelled the $250,000 demand note to purchase 25,000 shares of Preferred Stock and received warrants to purchase 25,510 shares of common stock at $14.00 per share.

On March 20, 2017, Philou arranged for the Company to receive a $250,000 short-term loan. Between May 5, 2017 and June 2, 2017, Philou purchased an additional 75,000 shares of Series B Preferred Stock pursuant to the Preferred Stock Purchase Agreement in consideration of the cancellation of the Company debt due to Philou from the $250,000 short term loan and cash of $500,000. In addition, Philou received warrants to purchase 76,531 shares of common stock at an exercise price of $14.00 per share of common stock. On April 24, 2018, Philou purchased an additional 25,000 shares of Series B Preferred Stock in consideration of the cancellation of short-term advances due to Philou in the aggregate amount of $250,000. In addition, Philou received warrants to purchase 25,510 shares of common stock at an exercise price of $14.00 per share of common stock.

Avalanche International, Corp.

On October 5, 2016, November 30, 2016, and February 22, 2017, the Company entered into three 12% Convertible Promissory Notes with Avalanche International Corp., a Nevada company (“Avalanche”), in the principal amount of $525,000 each (the “AVLP Notes”). The AVLP Notes included a 5% original issue discount, resulting in net loans to Avalanche of $1,500,000 and an original issue discount of $75,000. The AVLP Notes accrued interest at 12% per annum and were due on or before two years from the origination dates of each AVLP Note. The Company had the right, at its option, to convert all or any portion of the principal and accrued interest into shares of common stock of Avalanche (“AVLP Common Stock”) at approximately $0.74536 per share. Subject to adjustment, the AVLP Notes, inclusive of the original issue discount, were convertible into 2,113,086 shares of the Company’s common stock. During the period from March 29, 2017 to August 16, 2017, the Company funded $1,808,952 in excess of the $1,500,000 net loan amount required pursuant to the terms of the AVLP Notes

On September 6, 2017, the Company and Avalanche entered into a Loan and Security Agreement (“AVLP Loan Agreement”) with an effective date of August 21, 2017, pursuant to which the Company will provide Avalanche a non-revolving credit facility of up to $10,000,000, inclusive of prior amounts loaned to Avalanche, for a period ending on August 21, 2019.

In consideration of entering into the AVLP Loan Agreement, the Company and Avalanche cancelled the AVLP Notes and consolidated the AVLP Notes and prior advances totaling $3,308,952 plus original issue discount of $165,448 and issued a new Convertible Promissory Note in the aggregate principal amount of $3,474,400 (the “New Note”), which is convertible into shares of AVLP Common Stock at a conversion price of $0.50 per share. The New Note is due in two years and accrues interest at 12% per annum on the principal amount. Prior interest accrued under the AVLP Notes and advances will continue to be an obligation of Avalanche. The New Note contains standard events of defaults. In addition, concurrent to issuing the New Note, Avalanche issued to the Company a five-year warrant to purchase 6,948,800 shares of AVLP Common Stock at $0.50 per share. Future advances under the AVLP Loan Agreement are evidenced by a convertible promissory note containing a conversion price feature of $0.50 per share and warrant with an exercise price of $0.50 per share. Further, under the terms of the AVLP Loan Agreement, any notes issued by Avalanche are secured by its assets.

At December 31, 2018, the Company had provided Avalanche with $6,943,997 pursuant to the non-revolving credit facility. The warrants issued in conjunction with the non-revolving credit facility entitles the Company to purchase up to 13,887,994 shares of AVLP Common Stock at an exercise price of $0.50 per share for a period of five years. The exercise price of $0.50 is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. The warrants may be exercised for cash or on a cashless basis.

On August 22, 2017, pursuant to the terms of a Share Exchange Agreement dated as of March 3, 2017, and as amended on July 13, 2017 and August 21, 2017 (the “Exchange Agreement”) with MTIX Ltd., a company formed under the laws of England and Wales (“MTIX”) and the three (3) shareholders of MTIX (the “Sellers”), Avalanche completed its acquisition of MTIX. Upon the terms and subject to the conditions set forth in the Exchange Agreement, Avalanche acquired MTIX from the Sellers through the transfer of all issued and outstanding ordinary shares of MTIX by the Sellers to Avalanche in exchange for the issuance by Avalanche of: (a) 7% secured convertible promissory notes in the aggregate principal face amount of $9,500,000 to the Sellers in pro rata amounts commensurate with their current respective ownership percentages of MTIX’s ordinary shares, (b) (i) $500,000 in cash, $50,000 of which was paid on October 26, 2016, and (ii) 100,000 shares of Avalanche’s newly designated shares of Class B Convertible Preferred Stock to the principal shareholder of MTIX.

Milton C. Ault, III, and William Horne, two of our directors, are directors of Avalanche. In addition, based on Avalanche’s Form 10-K for the year ended November 30, 2015, Philou Ventures is the largest stockholder of Avalanche. Philou Ventures is our largest stockholder, and Ault & Company, whose Chief Executive Officer is Mr. Ault, is the Manager of Philou Ventures.

MTIX Limited

MTIX has developed a novel cost effective and environmentally friendly material synthesis technology for textile applications. Designed for global textile manufacturers, the Multiplex Laser Surface Enhancement (“MLSE”) plasma-laser system uses a combination of plasma and photonic energy to effect material synthesis of a substrate surface. The laser and gasses from the system deliver a dry process to enhance the surface of fabric. During March 2017 the Company was awarded a 3-year, $50 million contract by MTIX to manufacture, install and service the MLSE plasma-laser system. The Company has recognized $923,751 in revenue from MTIX, all of which was reflected as accounts receivable, related party at December 31, 2017.

On December 5, 2017, the Company entered into an exchange agreement with WT Johnson & Sons (Huddersfield) Limited (the “Holder”), pursuant to which the Company issued to the Holder, (a) a convertible promissory note in the principal amount of $600,000 (“Note A”), and (b) a convertible promissory note in the principal amount of $1,667,766 (“Note B”), in exchange for cancellation of (i) an outstanding loan made by the Holder to MTIX in the amount of $265,766; and (ii) cancellation of an aggregate of $2,002,000 owed by MTIX to the Holder pursuant to an Agreement for the Sale and Purchase of a Textile Multi-Laser Enhancement Technology Machine dated as of July 21, 2017 by and between MTIX and the Holder.

Note A is convertible into the Company’s common stock at a conversion price of $1.00 per share, does not bear interest, and matures two years from issuance. Note B is convertible into the Company’s common stock at a conversion price of $0.85 per share, does not bear interest, and matures two years from issuance. However, the Holder shall not have the right to convert any portion of Note B, following receipt by the Holder of an aggregate of $2,267,766 of gross proceeds from the sale of shares of Common Stock issued upon conversion of Note A or Note B.

During December 2017, the Company issued 600,000 shares of its common stock upon the conversion of Note A and the Holder notified the Company that gross proceeds during the month of December 2017 from sales of the 30,000 shares of common stock were sufficient to satisfy the entire $2,267,766 obligation. As a result of entering into the exchange agreement with the Holder, MTIX is obligated to pay the Company $2,668,266, consisting of the amount of the exchange agreement of $2,267,766 and a value added tax of $400,500 from the sale of the Textile Multi-Laser Enhancement Technology Machine.

PROPOSALS OF STOCKHOLDERS FOR THE 2020 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2020Annual Meeting of stockholders, you may do so by following the procedures in Rule 14a-8 under the Exchange Act. To be eligible for inclusion, stockholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address 201 Shipyard Way, Newport Beach, CA 92663, Attention: Secretary, no later than February 28, 2020 (120 days before the anniversary of this year’s mailing date).

A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the stockholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Board; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

Stockholder proposals intended to be presented at the 2020 Annual Meeting must be received by the Company no later than reasonable time in advance of the date of the 2020 Annual Meeting, which in the Company’s opinion would be no less than 120 days before that date (pursuant to Rule 14a-8 of the Exchange Act) to be eligible for inclusion in the Company’s proxy statement and form of proxy for next year’s meeting. The Company has yet to determine the date of its 2020 Annual Meeting. Proposals should be addressed to DPW Holdings, Inc., Attention: Corporate Secretary, 201 Shipyard Way, Newport Beach, CA 92663.

For any proposal that is not submitted for inclusion in next year’s proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2020 Annual Meeting, the federal securities laws require Stockholders to give advance notice of such proposals. The required notice must (pursuant to Rule 14a-4 of the Exchange Act), be given no less than a reasonable time in advance of the date of the 2020 Annual Meeting, which in the Company’s opinion would be no less than 45 days before that date. The Company has yet to determine the date of its 2020 Annual Meeting. Any such notice must be provided to DPW Holdings, Inc., Attention: Corporate Secretary, 201 Shipyard Way, Newport Beach, CA 92663. If a stockholder fails to provide timely notice of a proposal to be presented at the 2020 Annual Meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than as set forth above. If other matters properly come before the stockholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

Milton C. Ault, III
Chief Executive Officer and Chairman of the Board

[_______], 2019

APPENDIX B

DPW HOLDINGS, INC.

AMENDED AND RESTATED 2018 STOCK INCENTIVE PLAN

(effective July 2, 2019, subject to stockholder approval)

1	General

1.1       Purpose. The purposes of DPW’s Amended and Restated 2018 Stock Incentive Plan (the “Plan”) is to promote the interests of DPW Holdings, Inc. (the “Company”) and the stockholders of the Company by providing (i) executive officers and other employees of the Company and its Subsidiaries (as defined below), (ii) certain advisors who perform services for the Company and its Subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the “Board”) with appropriate incentives and rewards to encourage them to enter into and continue in the employ and service of the Company and to acquire a proprietary interest in the long-term success of the Company, as well as to reward the performance of these individuals in fulfilling their personal responsibilities for long-range and annual achievements.

1.2       Effective Date and Term. The Plan will become effective upon the date it is approved by the stockholders of the Company (the “Effective Date”). Unless terminated earlier by the Committee, the Plan will expire on the tenth (10th) anniversary of the Effective Date.

1.3       Definitions. Capitalized terms in the Plan, unless defined elsewhere in the Plan, shall be defined as set forth below:

1934 Act. The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder and any successor thereto.

Affiliated Company. The term “Affiliated Company” means any company, partnership, association, organization or other entity controlled by, controlling or under common control with the Company.

Award. The term “Award” means any award or benefit granted under the Plan, including, without limitation, Options, SARs, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards.

Award Agreement. The term “Award Agreement” means a written or electronic Award grant agreement under the Plan.

Change of Control. The term “Change of Control” shall be deemed to occur if and when:

(i)	any person, including a “person” as such term is used in Sections 13(d) and 14(d) of the 1934 Act (a “Person”), is or becomes a beneficial owner (as such term is defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities;

(ii)	individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

(iii)	all or substantially all of the assets of the Company are sold, transferred or distributed, or the Company is dissolved or liquidated; or

(iv)	a reorganization, merger, consolidation or other corporate transaction involving the Company (a “Transaction”) is consummated, in each case, with respect to which the stockholders of the Company immediately prior to such Transaction do not, immediately after the Transaction, own more than 50% of the combined voting power of the Company or other corporation resulting from such Transaction in substantially the same respective proportions as such stockholders’ ownership of the voting power of the Company immediately before such Transaction.

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Notwithstanding the foregoing or any other provision of this Plan, the term Change of Control shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. For the avoidance of doubt, solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change of Control (including any installments or stream of payments that are accelerated on account of a Change of Control), a Change of Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change of Control for purposes of determining whether a Grantee's rights to such Award become vested or otherwise unconditional upon the Change in Control.

Code. The term “Code” means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

Committee. The term “Committee” means the committee of the Board described in Section 2 hereof and any sub-committee established by such Committee pursuant to Section 2.4 hereof.

Covered Employee. The term “Covered Employee” means an Employee who is, or who is anticipated to become, between the time of grant and payment of the Award, a “covered employee,” as such term is defined in Section 162(m)(3) of the Code (or any successor section thereof).

Disability. The term “Disability” means “Disability” as defined in any Award Agreement to which the Grantee is a party.

Eligible Grantee. The term “Eligible Grantee” shall mean any Employee, Non-Employee Director or Key Advisor, as determined by the Committee in its sole discretion.

Employee. The term “Employee” means an active employee of the Company or a Subsidiary, but excluding any person who is classified by the Company or a Subsidiary as a “contractor” or “consultant,” no matter how characterized by the Internal Revenue Service, other governmental agency or a court, or any employee who is not actively employed, as determined by the Committee. Any change of characterization of an individual by the Internal Revenue Service or any court or government agency shall have no effect upon the classification of an individual as an Employee for purposes of this Plan, unless the Committee determines otherwise.

Fair Market Value. For purposes of determining the “Fair Market Value” of a share of Stock as of any date, the “Fair Market Value” as of that date shall be, unless otherwise determined by the Committee, the closing sale price during regular trading hours of the Stock on the date on the principal securities market in which shares of Stock is then traded; or, if there were no trades on that date, the closing sale price during regular trading hours of the Stock on the first trading day prior to that date. If the Stock is not publicly traded at the time a determination of Fair Market Value is required to be made hereunder, the determination of such amount shall be made by the Committee in such manner as it deems appropriate.

Grantee. The term “Grantee” means an Employee, Non-Employee Director or Key Advisor of the Company or a Subsidiary who has been granted an Award under the Plan.

ISO. The term “ISO” means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

Key Advisor. The term “Key Advisor” means a consultant or other key advisor who performs services for the Company or a Subsidiary.

Non-Employee Director. The term “Non-Employee Director” means a member of the Board who is not an Employee.

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NQSO. The term “NQSO” means any Option that is not designated as an ISO, or which is designated by the Committee as an ISO but which subsequently fails or ceases to qualify as an ISO.

Option. The term “Option” means a right, granted to an Eligible Grantee under Section 4.2(i) hereof, to purchase shares of Stock. An Option may be either an ISO or an NQSO.

Other Stock-Based Award. The term “Other Stock-Based Award” means a right or other interest granted to an Eligible Grantee under Section 4.2(v) hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, including but not limited to (i) unrestricted Stock awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan, and (ii) a right granted to an Eligible Grantee to acquire Stock from the Company containing terms and conditions prescribed by the Committee.

Performance Award. The term “Performance Award” means a grant made pursuant to Section 4.2(viii) hereof, the amount and settlement of which is contingent on the achievement of specific Performance Goals during a Performance Period, determined using a specific Performance Measure, all as specified in the related Award Agreement. Performance Awards may be granted in the form of Stock Options, SARs, Restricted Stock, Restricted Stock Units, and/or Other Stock-Based Awards.

Performance Goals. The term “Performance Goals” means performance goals based on the attainment on an absolute or relative basis by the Company or any Subsidiary of the Company or any Affiliated Company (or any division or business unit of any such entity), or any two or more of the foregoing, of performance goals pre-established by the Committee in its sole discretion, based on one or more of the following criteria (if applicable, any performance criteria that are financial metrics, may be determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”) or may be adjusted when established to include or exclude any items otherwise includable or excludable under GAAP): (i) the attainment of certain target levels of, or a specified percentage increase in, revenues, earnings, income before taxes and extraordinary items, net income, operating income, earnings before or after deduction for all or any portion of income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax profits including, without limitation, that attributable to continuing and/or other operations; (iii) the attainment of certain target levels of, or a specified increase in, operational cash flow; (iv) the achievement of a certain level of, reduction of, or other specified objectives with regard to limiting the level of increase in, all or a portion of, the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of such cash balances and/or other offsets and adjustments as may be established by the Committee; (v) earnings per share or the attainment of a specified percentage increase in earnings per share or earnings per share from continuing operations; (vi) the attainment of certain target levels of, or a specified increase in return on capital employed or return on invested capital; (vii) the attainment of certain target levels of, or a percentage increase in, after-tax or pre-tax return on stockholders’ equity; (viii) the attainment of certain target levels of, or a specified increase in, economic value added targets based on a cash flow return on investment formula; (ix) the attainment of certain target levels in, or specified increases in, the fair market value of the shares of the Company’s common stock; (x) the growth in the value of an investment in the Company’s common stock; (xi) the attainment of a certain level of, reduction of, or other specified objectives with regard to limiting the level in or increase in, all or a portion of controllable expenses or costs or other expenses or costs; (xii) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xiii) total stockholder return; (xiv) return on assets or net assets; (xv) return on sales; (xvi) operating profit or net operating profit; (xvii) operating margin; (xviii) gross or net profit margin; (xix) cost reductions or savings; (xx) productivity; (xxi) operating efficiency; (xxii) working capital; (xxiii) market share; (xxiv) customer satisfaction; and (xxv) to the extent that an Award is not intended to comply with Section 162(m) of the Code, other measures of performance selected by the Board. Any of the above Performance Goals may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. Subject to the limitations in Section 4.2 hereof, the Committee in its sole discretion may designate additional business criteria on which the Performance Goals may be based or adjust, or modify or amend the aforementioned business criteria. The relative weights of the criteria that comprise the Performance Goals shall be determined by the Committee in its sole discretion. In establishing the Performance Goals for a performance period, the Committee may establish different Performance Goals for individual Grantees or groups of Grantees. Subject to the limitations in Section 4.2(viii)(d) hereof, the Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, in response to changes in applicable laws or regulations, including changes in generally accepted accounting principles or practices, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business, as applicable. Performance Goals may include a threshold level of performance below which no Award will be earned, a level of performance at which the target amount of an Award will be earned and a level of performance at which the maximum amount of the Award will be earned.

B-3

Performance Measure. The term “Performance Measure” means, with respect to a Performance Award, one or more of the criteria identified at Section 4.2(viii) hereof selected by the Committee for the purpose of establishing, and measuring attainment of, Performance Goals for a Performance Period in respect of such grant, as provided in the related Award Agreement. For purposes of clarity, the Committee may establish a Performance Measure on a regional or jurisdictional basis, Subsidiary by Subsidiary basis, product-line basis, consolidated Company basis, or any other manner that it determines appropriate in its sole discretion.

Performance Period. The term “Performance Period” means, with respect to a Performance Award, the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select during which the attainment of one or more Performance Goals will be measured.

Restricted Stock. The term “Restricted Stock” means an Award of shares of Stock to an Eligible Grantee under Section 4.2(iii) hereof that may be subject to certain restrictions and to a risk of forfeiture. Stock issued upon the exercise of Options or SARs is not “Restricted Stock” for purposes of the plan, even if subject to post-issuance transfer restrictions or forfeiture conditions. When Restricted Stock vests, it ceases to be “Restricted Stock” for purposes of the Plan.

Restricted Stock Unit. The term “Restricted Stock Unit” means a right granted to an Eligible Grantee under Section 4.2(iv) hereof to receive Stock or cash at the end of a specified deferral period, which right may be conditioned on the satisfaction of specified performance or other criteria.

Retirement. The term “Retirement” means any termination of employment or service as an Employee, Non-Employee Director or Key Advisor as a result of retirement in good standing under the rules of the Company or a Subsidiary, as applicable, then in effect.

Rule 16b-3. The term “Rule 16b-3” means Rule 16b-3 under Section 16 of the 1934 Act, as from time to time in effect promulgated by the Securities and Exchange Commission, including any successor to such Rule.

Section 162(m) Grandfathered Award. The term “Section 162(m) Grandfathered Award” means an Award that is intended to constitute “qualified performance-based compensation” within the meaning of Section 162(m) of the Code and that is eligible for transition relief from the changes to Section 162(m) provided under the Tax Cuts and Jobs Act.

Stock. The term “Stock” means shares of Class A common stock, par value $0.001 per share, of the Company.

Stock Appreciation Right or SAR. The term “Stock Appreciation Right” or “SAR” means the right, granted to an Eligible Grantee under Section 4.2(ii) hereof, to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right.

Subsidiary. The term “Subsidiary” means any present or future subsidiary corporation of the Company within the meaning of Section 424(f) of the Code, and any present or future business venture designated by the Committee in which the Company has a significant interest, including, without limitation, any subsidiary corporation in which the Company has at least a 50% ownership interest, as determined in the discretion of the Committee.

Substitute Award. The term “Substitute Award” means an Award granted or Stock issued by the Company in assumption of, or in substitution or exchange for, an award previously granted, or the right or obligation to make a future award, in all cases by a company acquired by the Company or any Subsidiary of the Company or with which the Company or a Subsidiary combines.

B-4

2	Administration

2.1       Committee. The authority to manage the operation of and administer the Plan shall be vested in a committee (the “Committee”) in accordance with this Section 2. The Committee shall be selected by the Board, and shall consist solely of two or more members of the Board who are non-employee directors within the meaning of Rule 16b-3 and, to the extent the administration of an Award relates to a Section 162(m) Grandfathered Award, are outside directors within the meaning of Section 162(m) of the Code. Unless otherwise determined by the Board, the Company’s Compensation Committee shall be designated as the “Committee” hereunder.

2.2       Powers of the Committee. The Committee’s administration of the Plan shall be subject to the following:

(i)	Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Grantees those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, and to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards;

(ii)	The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan;

(iii)	Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons; and

(iv)	In managing the operation of and administering the Plan, the Committee shall take action in a manner that conforms to the articles of incorporation and by-laws of the Company, and applicable state corporate law.

2.3       Prohibition against Repricing. Other than pursuant to Section 3.4 hereof, the Committee shall not, without the approval of the Company’s stockholders, (a) lower the option price per share of an Option or SAR after it is granted, (b) cancel an Option or SAR when the exercise price per Share exceeds the Fair Market Value of one share in exchange for cash or another Award (other than in connection with a Change in Control), or (c) take any other action with respect to an Option or SAR that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Company’s shares are then listed.

2.4       Delegation of Authority. To the extent not inconsistent with applicable law, the rules of any national securities exchange that may in the future apply to the Company, or other provisions of the Plan, the Committee may, at any time, allocate all or any portion of its responsibilities and powers to any one or more of its members or, with respect to Awards made to Employees other than executive officers, the Chief Executive Officer, including without limitation, the power to designate Grantees hereunder and determine the amount, timing and terms of Awards hereunder. Any such allocation or delegation may be revoked by the Committee at any time.

2.5       Indemnification. Each person who is or shall have been a member of the Committee, or the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken in good faith or failure to act in good faith under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall be in addition to any other rights of indemnification or elimination of liability to which such persons may be entitled under the Company’s articles of incorporation or by-laws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

2.6       Minimum Vesting Requirement for Full-Value Awards. Notwithstanding anything to the contrary, Grantees of full-value Awards (i.e., Awards other than Options and SARs), will be required to continue to provide services to the Company (or an Affiliated Company) for not less than one-year following the date of grant in order for any such full-value Awards to fully or partially vest (other than in case of death, Disability or a Change of Control). Notwithstanding the foregoing, up to five percent (5%) of the available shares of Stock authorized for issuance under the Plan pursuant to Section 3.1 hereof may provide for vesting of full-value Awards, partially or in full, in less than one-year.

B-5

3	Available Shares of Stock under the Plan

3.1       Shares Available for Awards. Subject to the adjustments described in Section 3 herein, the maximum number of shares of Stock reserved for the grant of Awards under the Plan shall be 7,000,000. Any shares of Stock that are subject to Options or SARs shall be counted against this limit as one (1) share for every one (1) share granted, and any shares of Stock that are subject to Awards other than Options or SARs shall be counted against this limit as 1.25 shares for every one (1) share granted.

3.2       Forfeited, Cancelled and Expired Awards. Awards granted under the Plan that are forfeited, expire or are canceled or settled without issuance of Stock shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 hereof and shall be available for future Awards under the Plan. Any Stock that again becomes available for Awards under the Plan pursuant to this Section 3.2 shall be added as (i) one (1) share for every one (1) share subject to Options or SARs granted under the Plan or options, and (ii) as 1.25 shares for every one (1) share subject to Awards other than Options or Stock Appreciation Rights granted under the Plan.

3.3       Prohibition on Share Recycling. Notwithstanding anything to the contrary, any and all Stock that is (i) withheld or tendered in payment of an Option exercise price; (ii) withheld by the Company or tendered by the Grantee to satisfy any tax withholding obligation with respect to any Award; (iii) covered by a SAR (to the extent that it is settled in Stock, without regard to the number of shares of Stock that are actually issued to the Grantee upon exercise); (iv) reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of Options, shall not be added to the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1 hereof.

3.4       Adjustments. In the event of any change in the Company’s capital structure, including but not limited to a change in the number of shares of Stock outstanding, on account of (i) any stock dividend, stock split, reverse stock split or any similar equity restructuring, or (ii) any combination or exchange of equity securities, merger, consolidation, recapitalization, reorganization, or divesture or any other similar event affecting the Company’s capital structure, to reflect such change in the Company’s capital structure, the Committee shall make appropriate equitable adjustments to (a) the maximum number of shares of Stock that may be issued under the Plan as set forth in Section 3.1 hereof, (b) the number of shares of Stock issuable upon outstanding Awards, and (c) any individual Award limitations or restrictions, as applicable. In the event of any extraordinary dividend, divestiture or other distribution (other than ordinary cash dividends) of assets to stockholders, or any transaction or event described above, to the extent necessary to prevent the enlargement or diminution of the rights of Grantees, the Committee shall make appropriate equitable adjustments to the number or kind of shares subject to an outstanding Award, the exercise price applicable to an outstanding Award, and/or a Performance Goals. Any adjustments under this Section 3.4 shall be consistent with Section 409A or Section 424 of the Code, to the extent applicable, and made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 or qualification under Section 162(m) of the Code, to the extent each may be applicable. The Company shall give each Grantee notice of an adjustment to an Award hereunder and, upon notice, such adjustment shall be final, binding and conclusive for all purposes. Notwithstanding the foregoing, the Committee shall decline to adjust any Award made to a Grantee if such adjustment would violate applicable law.

3.5       Fractional Shares. The Company shall not be obligated to issue any fractional shares of Stock in settlement of Awards granted under the Plan. Except as otherwise provided in an Award Agreement or determined by the Committee, (i) the total number of shares issuable pursuant to the exercise, vesting or earning of an Award shall be rounded down to the nearest whole share, and (ii) no fractional shares shall be issued.  The Committee may, in its discretion, determine that a fractional share shall be settled in cash.

3.6       Substitute Awards; Plans of Acquired Companies. Substitute Awards shall not count against the maximum number of shares that may be issued under the Plan as set forth in Section 3.1 hereof. In addition, shares of Stock issued in connection with awards that are assumed, converted or substituted as a result of the acquisition of another company by the Company or any Subsidiary of the Company (including by way of merger, combination or similar transaction) will not count against the number of shares of Stock that may be issued under the Plan. Available shares under a stockholder-approved plan of an acquired company (as appropriately adjusted to reflect the transaction) may be used for Awards under the Plan and do not reduce the maximum number of shares available for grant under the Plan, subject to applicable stock exchange requirements.

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4	Awards

4.1       General. The term of each Award shall be for such period as may be determined by the Committee, subject to the limitations set forth below. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or any Subsidiary of the Company upon the grant, maturation, or exercise of an Award may be made in such forms as the Committee shall determine at the date of grant or thereafter, including, without limitation, cash, Stock, or other property. In addition to the foregoing, the Committee may impose on any Award or the exercise thereof, at the date of grant, such additional terms and conditions not inconsistent with the provisions of the Plan, including, but not limited to forfeiture and clawback provisions, as the Committee shall determine; provided, however, that any such terms and conditions shall not be inconsistent with Section 409A of the Code.

4.2       Types of Awards. The Committee is authorized to grant the Awards described in this Section 4.2, under such terms and conditions as deemed by the Committee to be consistent with the purposes of the Plan. Such Awards may be granted with value and payment contingent upon Performance Goals. Each Award shall be evidenced by an Award Agreement containing such terms and conditions applicable to such Award as the Committee shall determine.

(i)	Options. The Committee is authorized to grant Options to Grantees on the following terms and conditions:

a.	Type of Award. The Award Agreement evidencing an Option shall designate the Option as either an ISO or an NQSO, as determined in the discretion of the Committee. At the time of the grant of Options, the Committee may place restrictions on the exercisability or vesting of Options that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Exercise Price. The exercise price of each Option granted under this Section 4.2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option is granted; provided, however, that the exercise price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant of the Award. Notwithstanding the foregoing, the exercise price of any Substitute Awards may be issued at any such price as the Committee determines necessary in order to preserve for such newly Eligible Grantee the economic value of all or a portion of such acquired entity award. No dividends or dividend equivalents will be paid on shares of Stock subject to an Option.

c.	Exercise. Upon satisfaction of the applicable conditions relating to vesting and exercisability, as determined by the Committee and set forth in the Award Agreement, and upon provision for the payment in full of the exercise price and applicable taxes due, the Grantee shall be entitled to exercise the Option and receive the number of shares of Stock issuable in connection with the Option exercise provided, however, that no Option may be exercised more than ten years after its grant date. Except as set forth in Section 4.3 hereof, no NQSO granted hereunder may be exercised after the earlier of (A) the expiration of the NQSO or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an NQSO holder’s employment or service with the Company or any Subsidiary. The shares issued in connection with the Option exercise may be subject to such conditions and restrictions as the Committee may determine, from time to time. An Option may be exercised by any method as may be permitted by the Committee from time to time, including but not limited to any “net exercise” or other “cashless” exercise method.

d.	Restrictions Relating to ISOs. In addition to being subject to the terms and conditions of this Section 4.2(i), ISOs shall comply with all other requirements under Section 422 of the Code. Accordingly, ISOs may be granted only to Eligible Grantees who are employees (as described in Treasury Regulation Section 1.421-7(h)) of the Company or of any “Parent Corporation” (as defined in Section 424(e) of the Code) or of any “Subsidiary Corporation” (as defined in Section 424(f) of the Code) on the date of grant. The aggregate Fair Market Value (determined as of the time the ISO is granted) of the Stock with respect to which ISOs (under all option plans of the Company and of any Parent Corporation and of any Subsidiary Corporation) are exercisable for the first time by an Eligible Grantee during any calendar year shall not exceed $100,000. ISOs shall not be transferable by the Eligible Grantee otherwise than by will or the laws of descent and distribution and shall be exercisable, during the Eligible Grantee's lifetime, only by such Eligible Grantee. The Committee shall not grant ISOs to any Employee who, at the time the ISO is granted, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting stock of the Company or of any Parent Corporation or of any Subsidiary Corporation, unless the exercise price of the ISO is fixed at not less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and the exercise of such ISO is prohibited by its terms after the fifth (5th) anniversary of the ISO's date of grant. In addition, no ISO shall be issued to an Eligible Grantee in tandem with a NQSO issued to such Eligible Grantee in accordance with Treasury Regulation Section 14a.422A-1, Q/A-39.

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(ii)	SARs. The Committee is authorized to grant SARs to Grantees on the following terms and conditions:

a.	In General. SARs may be granted independently or in tandem with an Option at the time of grant of the related Option. An SAR granted in tandem with an Option shall be exercisable only to the extent the underlying Option is exercisable. Payment of an SAR may be made in cash, Stock, or a combination of the foregoing, as specified in the Award Agreement or determined in the sole discretion of the Committee. At the time of the grant of SARs, the Committee may place restrictions on the exercisability or vesting of SARs that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Term and Exercisability of SARs. SARs shall be exercisable over the exercise period at such times and upon such conditions as the Committee may determine, as reflected in the Award Agreement; provided, however, that no SAR may be exercised more than ten years after its grant date. Except as set forth in Section 4.3 hereof, no SAR granted hereunder may be exercised after the earlier of (A) the expiration of the SAR or (B) unless otherwise provided by the Committee in an Award Agreement, ninety days after the severance of an SAR holder’s employment or service with the Company or any Subsidiary.

c.	Payment. An SAR shall confer on the Grantee a right to receive an amount with respect to each share of Stock subject thereto, upon exercise thereof, equal to the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine but in no event shall be less than the Fair Market Value of a share of Stock on the date of grant of such SAR). An SAR may be exercised by giving written notice of such exercise to the Committee or its designated agent. No dividends or dividend equivalents will be paid on shares of Stock subject to an SAR.

(iii)	Restricted Stock. The Committee is authorized to grant Restricted Stock to Grantees on the following terms and conditions:

a.	Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions, if any, as the Committee may impose at the date of grant, which restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee may determine. The Committee may place restrictions on Restricted Stock that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. Except to the extent restricted under the Award Agreement relating to the Restricted Stock, a Grantee granted Restricted Stock shall have all of the rights of a stockholder including, without limitation, the right to vote Restricted Stock and the right to receive dividends thereon.

b.	Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Grantee, such certificates shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may retain physical possession of the certificate.

c.	Dividends. Except to the extent restricted under the applicable Award Agreement, cash dividends paid on Restricted Stock shall be paid at the dividend payment date subject to no restriction. Unless otherwise determined by the Committee, Stock distributed in connection with a stock split or stock dividend shall be subject to the transfer restrictions, forfeiture risks and vesting conditions to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed. Notwithstanding the foregoing, the Committee may not provide for the current payment of dividends for Restricted Stock subject to Performance Goals; for such Awards, dividends may accrue but shall not be payable unless and until the Award vests upon satisfaction of the applicable Performance Goals and all other applicable conditions to vesting.

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(iv)	Restricted Stock Units. The Committee is authorized to grant Restricted Stock Units to Grantees, subject to the following terms and conditions:

a.	Conditions to Vesting. At the time of the grant of Restricted Stock Units, the Committee may place restrictions on Restricted Stock Units that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year.

b.	Benefit upon Vesting. Unless otherwise provided in an Award Agreement, upon the vesting of a Restricted Stock Unit, there shall be delivered to the Grantee, within 30 days of the date on which such Award (or any portion thereof) vests, the number of shares of Stock equal to the number of Restricted Stock Units becoming so vested.

c.	Dividend Equivalents. To the extent provided in an Award Agreement, subject to the requirements of Section 409A of the Code, an Award of Restricted Stock Units may provide the Grantee with the right to receive dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Grantee, and may be settled in cash or Stock, as determined by the Committee. Any such settlements and any such crediting of dividend equivalents may, at the time of grant of the Restricted Stock Unit, be made subject to the transfer restrictions, forfeiture risks, vesting and conditions of the Restricted Stock Units and subject to such other conditions, restrictions and contingencies as the Committee shall establish at the time of grant of the Restricted Stock Unit, including the reinvestment of such credited amounts in Stock equivalents, provided that all such conditions, restrictions and contingencies shall comply with the requirements of Section 409A of the Code. Notwithstanding the foregoing in this Section 4.2(iv)(c), dividend equivalents may accrue on unearned Restricted Stock Units subject to Performance Goals but shall not be payable unless and until the applicable Performance Goals are met and certified.

(v)	Other Stock-Based Awards. The Committee is authorized to grant Awards to Grantees in the form of Other Stock-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. At the time of the grant of Other Stock-Based Awards, the Committee may place restrictions on the payout or vesting of Other Stock-Based Awards that shall lapse, in whole or in part, upon the attainment of Performance Goals; provided that such Performance Goals shall relate to periods of performance of at least one fiscal year. The Committee shall determine the terms and conditions of such Awards at the date of grant. Other Stock-Based Awards may not be granted with the right to receive dividend equivalent payments.

(vi)	Settlement of Options and SARs. Shares of Stock delivered pursuant to the exercise of an Option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee and set forth in the Award Agreement. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

(vii)	Vesting; Additional Terms. Subject to Section 2.6, and except as provided in Section 4.3, hereof, other than Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards conditioned upon the attainment of Performance Goals that relate to performance periods of at least one fiscal year, Options, SARs, Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted hereunder shall vest as determined by the Committee and set forth in the Award Agreement. The term of any Award granted under the Plan will not exceed ten years from the date of grant.

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(viii)	Qualified Performance-Based Compensation.

a.	The Committee may determine that Restricted Stock, Restricted Stock Units or Other Stock-Based Awards granted to a Covered Employee shall be considered “performance-based compensation,” or Performance Awards, in which case the provisions of this Section 4.2(viii) shall apply. To the extent required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Committee’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than qualifying Options and qualifying SARs) shall terminate upon the first meeting of the Company’s stockholders that occurs in the fifth year following the year in which the Company’s stockholders first approve this Plan.

b.	When Performance Awards are made under this Section 4.2(viii), the Committee shall establish in writing (i) the objective Performance Goals that must be met, (ii) the period during which performance will be measured, (iii) the maximum amounts that may be paid if the Performance Goals are met, and (iv) any other conditions that the Committee deems appropriate and consistent with the requirements of Section 162(m) of the Code. The Performance Goals shall satisfy the Committee’s requirements for “performance-based compensation,” including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the Performance Goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable, but may reduce the amount of compensation that is payable, pursuant to Performance Awards identified by the Committee as “performance-based compensation.”

c.	At the time each a Performance Award is granted, the Committee shall establish in writing the Performance Period, the Performance Measure and the Performance Goals in respect of such Performance Awards.

d.	The Committee in its sole discretion shall have the authority to make equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or any Subsidiary of the Company or any Affiliated Company or the financial statements of the Company or any Subsidiary of the Company or any Affiliated Company, for the following items: (1) asset write-downs; (2) litigation or claim judgments or settlements; (3) the effect of changes in tax laws, accounting principles, regulations, or other laws or regulations affecting reported results; (4) any reorganization and restructuring programs, including discontinued operations; (5) acquisitions or divestitures; (6) unusual nonrecurring or extraordinary items identified in the Company’s audited financial statements, including footnotes; (7) any reorganization or change in the corporate or capital structures of the Company; (8) foreign exchange gains and losses; (9) business interruption events; (10) annual incentive payments or other bonuses; or (11) capital charges, provided such adjustment is appropriate and consistent with the requirements established by the Committee to which the Performance Goal relates. In addition, the Committee may specify that certain equitable adjustments to the Performance Goals will be made during the applicable Performance Period, provided such specification is appropriate and consistent with the requirements established by the Committee pursuant to Section 4.2(viii)(c) hereof.

e.	The Committee shall certify the performance results for the performance period specified in the Award Agreement after the Performance Period ends. The Committee shall determine the amount, if any, to be paid pursuant to each Award based on the achievement of the Performance Goals and the satisfaction of all other terms of the Award Agreement. Subject to adjustment as provided in Section 3.4 hereof, the following limits will apply to Awards of the specified type granted to any one Grantee in any single fiscal year:

(i)	Appreciation Awards – Options and SARs: 2,625,000 shares; and

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(ii)	Full Value Awards – Awards (other than Options and SARs) that are denominated in Shares: 1,750,000 shares.

In applying the foregoing limits, (a) all Awards of the specified type granted to the same Grantee in the same fiscal year will be aggregated and made subject to one limit; (b) the limits applicable to Options and SARs refer to the number of shares of Stock subject to those Awards; (c) the share limit under clause (ii) refers to the maximum number of shares of Stock that may be delivered under an Award or Awards of the type specified in clause (ii) assuming a maximum payout; and (d) each of the specified limits in clauses (i) and (ii) is multiplied by two (2) for Awards granted to a Grantee in the year employment commences.

f.	The Committee may provide in the Award Agreement that Awards under this Section 4.2(viii) shall be payable, in whole or in part, in the event of the Grantee’s death or Disability, or under other circumstances consistent with the Treasury regulations and rulings under Section 162(m) of the Code.

(ix)	Automatic Extended Exercisability in Certain Cases. Notwithstanding the foregoing provisions of this Section, if the date an Award would otherwise terminate is a date that the Grantee is prohibited from exercising the Award under the Company’s insider trading policy or such other conditions under applicable securities laws as the Committee shall specify, the term of the Award shall be extended to the second business day after the Grantee is no longer so prohibited from exercising the Award, but in no event shall the Award be extended beyond the original stated term of the Award.

4.3       Change of Control of the Company.

(i)	The Committee may, at the time an Award is made or at any time prior to, coincident with or after the time of a Change of Control:

a.	provide for the cancellation of any Awards then outstanding if the surviving entity or acquiring entity (or the surviving or acquiring entity’s parent company) in the Change of Control replaces the Awards with new rights of substantially equivalent value, as determined by the Committee. For an Award to be validly assumed by a successor for purpose of this Section 4.3(i)(a), it must (x) provide such Grantee with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedules; (y) have substantially equivalent value to such Award (determined at the time of the Change in Control); and (z) be based on stock that is traded on an established U.S. securities market or an established securities market outside the United Stated upon which the Grantees could readily trade the stock without administrative burdens or complexities. In the event of any ambiguity or discrepancy, the determination of the Committee shall be final and binding;

b.	provide that upon an involuntary termination of a Grantee’s employment as a result of a Change of Control, any time periods shall accelerate, and any other conditions relating to the vesting, exercise, payment or distribution of an Award shall be waived; or

c.	provide that Awards shall be purchased for an amount of cash equal to the amount that could have been obtained for the shares covered by a Restricted Stock Award if it had been vested and or by an Option or SAR if it had been exercised at the time of the Change of Control, provided however that Awards outstanding as of the date of the Change in Control may be cancelled and terminated without payment if the consideration payable with respect to one share of Stock in connection with the Change in Control is less than the exercise price or grant price applicable to such Award, as applicable.

(ii)	Notwithstanding any other provisions of the Plan or an Award Agreement to the contrary, the vesting, payment, purchase or distribution of an Award may not be accelerated by reason of a Change of Control for any Grantee unless the Grantee’s employment is involuntarily terminated as a result of the Change of Control as provided in the Award Agreement or in any other written agreement, including an employment agreement, between us and the Grantee.

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4.4       Limitation on Award Grants to Non-Employee Directors. The maximum number of shares of Stock subject to Awards granted during a single fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, shall not exceed $350,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes); provided, that the Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances as the Board may determine in its sole discretion, so long as (x) the aggregate limit does not exceed $500,000 in total value during a fiscal year and (y) the non-employee director receiving such additional compensation does not participate in the decision to award such compensation or in other contemporaneous compensation decisions involving non-employee directors.

5	Operation

5.1       Duration. Grants may be made under the Plan through September 6, 2028. In the event of Plan termination while Awards remain outstanding, the Plan shall remain in effect as long as any Awards under it are outstanding, although no further grants may be made following Plan termination.

5.2       Uncertificated Stock. Nothing contained in the Plan shall prohibit the issuance of Stock on an uncertificated basis, to the extent allowed by the Company’s Articles of Incorporation and Bylaws, by applicable law and by the applicable rules of any stock exchange.

5.3       Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Grantee, through the surrender of shares of Stock which the Grantee already owns, through withholding from other compensation payable to the Grantee or through the surrender of unrestricted shares of Stock to which the Grantee is otherwise entitled under the Plan, but only to the extent of the minimum amount required to be withheld under applicable law (or, if permitted by the Company, such other withholding rate as will not cause adverse accounting consequences and is permitted under applicable IRS withholding rules).

5.4       Use of Shares. Subject to the limitations on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

5.5       Non-transferability. Awards granted under the Plan, and during any period of restriction on transferability, shares of Common Stock issued in connection with the exercise of an Option or a SAR, or vesting of a Restricted Stock Award may not be sold, pledged, hypothecated, assigned, margined or otherwise transferred by a Grantee in any manner other than by will or the laws of descent and distribution, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed or have been waived by the Committee. No Award or interest or right therein shall be subject to the debts, contracts or engagements of a Grantee or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, lien, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy and divorce), and any attempted disposition thereof shall be null and void, of no effect, and not binding on the Company in any way. Notwithstanding the foregoing, the Committee may permit Options and/or shares issued in connection with an Option or a SAR exercise that are subject to restrictions on transferability, to be transferred one time and without payment or consideration to a member of a Grantee’s immediate family or to a trust or similar vehicle for the benefit of a Grantee’s immediate family members. During the lifetime of a Grantee, all rights with respect to Awards shall be exercisable only by such Grantee or, if applicable pursuant to the preceding sentence, a permitted transferee.

5.6       Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Grantee or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

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5.7       Agreement with Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Grantee shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Grantee, and the Committee may, but need not, require that the Grantee shall sign a copy of such document. Such document is referred to in the Plan as an “Award Agreement” regardless of whether any Grantee signature is required.

5.8       Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

5.9       Limitation of Implied Rights.

(i)	The Plan shall at all times be unfunded and neither a Grantee nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. Nothing contained in the Plan and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Grantee or any other person. A Grantee shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(ii)	The Plan does not constitute a contract of employment or service, and selection as a Grantee will not give any participating Employee, Non-Employee Director or Key Advisor the right to be retained in the employ or service of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan or the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

5.10       Section 409A. It is intended that all Options and SARs granted under the Plan shall be exempt from the provisions of Section 409A of the Code and that all other Awards under the Plan, to the extent that they constitute “non-qualified deferred compensation” within the meaning of Section 409A of the Code, will comply with Section 409A of the Code (and any regulations and guidelines issued thereunder). The Plan and any Award Agreements issued hereunder may be amended in any respect deemed by the Board or the Committee to be necessary in order to preserve compliance with Section 409A of the Code. Notwithstanding anything in this Plan to the contrary, if required by Section 409A of the Code, if a Grantee is considered a “specified employee” for purposes of Section 409A of the Code and if payment of any Award under this Plan is required to be delayed for a period of six months after “separation from service” within the meaning of Section 409A of the Code, payment of such Award shall be delayed as required by Section 409A of the Code, and the accumulated amounts with respect to such Award shall be paid in a lump sum payment within ten days after the end of the six month period. If the Grantee dies during the postponement period prior to the payment of benefits, the amounts withheld on account of Section 409A of the Code shall be paid to the Grantee’s beneficiary within sixty (60) days after the date of the Grantee’s death. For purposes of Section 409A of the Code, each payment under the Plan shall be treated as a separate payment. In no event shall a Grantee, directly or indirectly, designate the calendar year of payment. To the extent that any provision of the Plan would cause a conflict with the requirements of section 409A of the Code, or would cause the administration of the Plan to fail to satisfy the requirements of Section 409A of the Code, such provision shall be deemed null and void to the extent permitted by applicable law. Notwithstanding anything in the Plan or any Award Agreement to the contrary, each Grantee shall be solely responsible for the tax consequences of Awards under the Plan, and in no event shall the Company have any responsibility or liability if an Award does not meet any applicable requirements of Section 409A of the Code. Although the Company intends to administer the Plan to prevent taxation under Section 409A of the Code, the Company does not represent or warrant that the Plan or any Award complies with any provision of federal, state, local or other tax law.

5.11       Regulations and Other Approvals.

(i)	The obligation of the Company to sell or deliver Stock with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

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(ii)	Each Award is subject to the requirement that, if at any time the Committee determines, in its absolute discretion, that the listing, registration or qualification of Stock issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Stock, no such Award shall be granted or payment made or Stock issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Committee.

(iii)	In the event that the disposition of Stock acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Stock shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and applicable state securities laws, and the Committee may require a Grantee receiving Stock pursuant to the Plan, as a condition precedent to receipt of such Stock, to represent to the Company in writing that the Stock acquired by such Grantee is acquired for investment only and not with a view to distribution.

(iv)	With respect to persons subject to Section 16 of the 1934 Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3.

(v)	All Awards under the Plan will be subject to any compensation, clawback and recoupment policies that may be applicable to the employees of the Company, as in effect from time to time and as approved by the Board or Committee, whether or not approved before or after the Effective Date. Subject to the requirements of applicable law, any such compensation, clawback and recoupment policies shall apply to Awards made after the effective date of the policy.

5.12       Non-Employee Director Award Deferrals. The Committee may permit a Non-Employee Director to defer receipt of the payment of cash or the delivery of shares that would otherwise be due to such Non-Employee Director in connection with any Restricted Stock, Restricted Stock Units or Other Stock-Based Awards. If any such deferral election is permitted, the Committee shall establish rules and procedures for such deferrals and may provide for interest or other earnings to be paid on such deferrals, which rules and procedures shall be consistent with applicable requirements of Section 409A of the Code. Unless otherwise specified in a Non-Employee Director’s valid election, any deferred amount will be deferred until the earliest to occur of the Non-Employee Director’s death, separation from service, or Change of Control; provided that any such deferral election is made by the Non-Employee Director on or prior to December 31 of the calendar year preceding the calendar year in which any such amounts are earned, or, if such Non-Employee Director is newly eligible for purposes of Section 409A of the Code, then within 30 days following the date he or she is first eligible, and then only with respect to amounts earned after the date of the election.

6	Amendment and Termination

The Plan may be terminated or amended by the Board at any time, except that the following actions may not be taken without stockholder approval:

(i)	any increase in the number of shares that may be issued under the Plan (except by certain adjustments provided for under the Plan);

(ii)	any change in the class of persons eligible to receive ISOs under the Plan;

(iii)	any change in the requirements of Sections 4.2(i)(b) and 4.2(ii)(c) hereof regarding the exercise price of Options and the grant price of SARs;

(iv)	any repricing or cancellation and regrant of any Option or, if applicable, other Award at a lower exercise, base or purchase price, as set forth in Section 2.3 hereof; or

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(v)	any other amendment to the Plan that would require approval of the Company’s stockholders under applicable law, regulation or rule or stock exchange listing requirement.

Notwithstanding any of the foregoing, adjustments pursuant to Section 3 hereof shall not be subject to the foregoing limitations of this Section 6.

7	Governing Law

The Plan and all Award Agreements entered into under the Plan shall be construed in accordance with and governed by the laws of the State of New York, except that any principles or provisions of New York law that would apply the law of another jurisdiction (other than applicable provisions of U.S. Federal law) shall be disregarded. Notwithstanding the foregoing, matters with respect to indemnification, delegation of authority under the Plan, and the legality of shares of Stock issued under the Plan, shall be governed by the Delaware General Corporation Law.

8	Severability

If any of the provision of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided that, if any such provision is finally held to be invalid, illegal or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed modified to the minimum extent necessary in order to make such provision enforceable.

9	Clawback and Non-compete

Notwithstanding any other provisions of this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement, or any policy adopted by the Company whether pursuant to any such law, government regulation or stock exchange listing requirement or otherwise. In addition and notwithstanding any other provisions of this Plan, any Award shall be subject to such noncompete provisions under the terms of the Agreement or any other agreement or policy adopted by the Company, including, without limitation, any such terms providing for immediate termination and forfeiture of an Award if and when a Participant becomes an employee, agent or principal of a competitor without the express written consent of the Company.

* * * * *

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